[PILGRIM LOGO]



ANNUAL REPORT


October 31, 2000
Class Q





INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth
Pilgrim International Value
Pilgrim International Core Growth
Pilgrim International Smallcap Growth
Pilgrim Emerging Countries
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports:
          International Equity Funds ...........................     2
          Index Descriptions ...................................    12
          Report of Independent Accountants ....................    13
          Statements of Assets and Liabilities .................    14
          Statements of Operations .............................    16
          Statements of Changes in Net Assets ..................    19
          Financial Highlights .................................    24
          Notes to Financial Statements ........................    29
          Portfolios of Investments ............................    43
          Shareholder Meetings .................................    59
          Tax Information ......................................    61
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Pilgrim
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the October 31, 2000 Annual Report for several of the International ING Pilgrim Funds which offer Q classes as of October 31, 2000.(1)

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc. Adviser to the Funds, Pilgrim Securities, Inc. Distributor to the Funds and Pilgrim Group, Inc, Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor Sincerely, and Administrator changed their names to ING Pilgrim ING Pilgrim Group, Inc. Investments, Inc., ING Pilgrim Securities, Inc. and ING December 28, 2000 Pilgrim Group, Inc. effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. As our fund family has grown, we have taken steps to rationalize the reporting for similar funds. We have conformed all of our International Funds to an October 31 year end for financial reporting purposes. There are five International Equity Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

----------
(1) The Annual Report for other Pilgrim Fund classes has been issued separately.

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International
Equity Funds
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                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

US Market: The Fund seeks to invest in equity securities the portfolio managers feel have above-average prospects for growth. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

Foreign Markets: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview:

US Market: In what is proving to be an extremely difficult year for equity investors, US markets continued to struggle during the month of October. Evidence that the US economy has slowed significantly appeared not just in macroeconomic data, but also in the earnings performance and outlook for many of the leading companies in the US and the world. While the Consumer Price Index showed a higher than expected gain of 0.50% in September, economic growth and manufacturing activity slowed significantly. Third quarter GDP reported economic growth of 2.70%, well below the expected 3.50% growth, and the National Association of Purchasing Management Index indicated a contraction in manufacturing activity with a reading of 48.3. Meanwhile, the Euro sank to an all-time low before a central bank intervention spurred a recovery late in October. As retailers voiced concerns over weak Christmas sales and other third quarter reports disappointed the markets, investors became very defensive during the month. The slowdown in the rate of change in earnings growth for technology stocks became apparent, and investors shunned the sector in favor of safer sectors such as consumer staples, basic materials, and transportation.

The slowing economy and earnings growth in the technology sector weighed heavily on the US stock market in October. All of the major US indices were dragged lower during the month with the exception of the Dow Jones Industrial Average, which was helped mainly by General Electric's acquisition of fellow index-component Honeywell. The DJIA rose 3.00% in October but has now lost 4.58% in 2000. The NASDAQ Composite slumped again, falling 8.26% during the month; the technology-heavy benchmark has now lost 17.19% this year. Smaller stocks fared no better, as the Russell 2000 Index dropped 4.46% in October and has a loss of 0.47% in 2000. The S&P Midcap still has a year to date gain of 18.07% despite dropping 3.39% during the month.

Foreign Markets: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused a correction in technology shares. Sentiment was further dampened by earnings disappointments in a range of industries, along with concerns about the future strength of economic growth. The MSCI World Index gained 1.40% in the period. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Pilgrim Worldwide Growth Fund's class Q shares provided a total return of 15.13% versus a gain in the MSCI World Index of 1.39% for the same period.

However, The Fund fell 8.28% in October and has now lost 15.27% in the year 2000, trailing the benchmark MSCI World Index, which fell 1.66% in October and is now down 8.79% for the year.

US Market: Domestically, during October, the Fund received a positive contribution from financial stocks but was dragged lower by the energy and telecommunications sectors. Among the individual stocks that contributed to performance were Adobe Systems, Comverse Technology, Microsoft, and Fannie Mae.

Foreign Markets: With respect to overseas equities, lower exposure to European markets and the Euro contributed positively throughout the period.

Market Outlook:

US Market: While October may have been a difficult month for US markets, there are more things about the market that are clearly known. First, the economy has clearly slowed. Second, earnings growth in the technology sector is slowing while picking up in other sectors, and third, there is a shift where the users of technology are gaining more benefit from the producers of technology. While the market may be under pressure until the presidential race is resolved, we feel that the market is in the process of forming a bottom, and interest rates will probably decline from here. While the aggregate benchmarks may be challenging, active portfolio managers will have an opportunity to significantly outperform the major indices. There is a tremendous amount of secular change occurring in today's global economy, as companies struggle to adapt to rapid technological innovation. These secular changes are more powerful than the cyclical changes, and identification of these changes will be the key to navigating equity markets going forward.

Foreign Markets: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. In the medium and longer-term, international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and will continue to spur earnings growth.

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Portfolio
Managers' Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Strategy:

US Market: In this environment, we believe that Fund is well positioned to benefit going forward. Not all companies will be successful despite the continued growth in the US economy (albeit at a slower rate), and therefore, broad sector investments will not result in the returns of the recent past. This "market of stocks" with a wide dispersion of returns within individual sectors will create a very different market environment from the "stock market" of the last few

                                         8/31/95    10/95    10/96    10/97    10/98    10/99  10/31/00
                                         -------    -----    -----    -----    -----    -----  --------
Pilgrim Worldwide Growth Fund Class Q     10,000    9,904   11,384   13,920   15,832   26,112   30,062
MSCI World Index                          10,000   10,133   11,839   13,881   16,058   20,126   20,406

years. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

Foreign Markets: The fund will continue to emphasize securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

                                Average Annual Total Returns
                           for the periods ended October 31, 2000
                          -----------------------------------------
                                                    Since Inception
                                                      of Class Q
                          1 Year        5 Year          8/31/95
                          ------        ------          -------
Class Q                   15.13%        24.87%           23.73%
MSCI World Index           1.39%        15.03%           14.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price availability than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 12.

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International
Equity Funds
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                                                                       Portfolio
PILGRIM INTERNATIONAL VALUE FUND                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner; Jeff Busby, CFA, Managing Partner; Brandes Investment Partners, L.P.

Goal: The Fund seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations. The portfolio managers apply a company-by-company search for businesses that have determinable value and which, in their estimation, are currently priced below their actual value. Undervalued businesses may translate into undervalued stocks, providing what they believe to be an above-average chance for profit.

Market Overview: For much of the first half of the period, solid returns among technology stocks lifted international indices to record highs. Between November 1, 1999 and March 31, 2000, gains for technology-related stocks lifted the MSCI EAFE Index 12.80%.

By mid-March, however, amid concerns over higher interest rates and escalating valuation levels, investors began to shed what had been top-performing tech stocks and purchased issues in long-overlooked value sectors. Aggressive interest-rate hikes by the European Central Bank during the second quarter and the slumping euro weighed on investor confidence. As international markets fell during the summer, investors refocused on attractively priced issues.

Between March 31 and the end of the period, the MSCI EAFE Index fell 13.70%.

Amid these developments, emerging markets were especially vulnerable. Late in the period, stock market weakness in emerging nations was exacerbated by steep rises in oil prices. Emerging markets, many of which are net importers of oil, tend to be more sensitive to rising prices than some developed nations.

Performance: For the period from January 24, 2000 (commencement of offering of shares) thru October 31, 2000, the Fund's Class Q shares provided a total return of 4.91% compared to a decline in the MSCI EAFE Index of 7.88% for the same period.

Portfolio Strategy: Stock selection across a wide range of countries and sectors contributed to the Fund's significant outperformance versus the benchmark in the period. Despite overall market weakness in Japan for much of the period, the Fund's holdings in this country were among the strongest performers. Top-performing Japanese holdings included Kyocera (industrial components) and Nippon Mitsubishi (energy sources). Generally, holdings in these countries also had a positive influence on returns: Canada; Brazil; Germany; and France.

With respect to sectors, stock selection in the insurance, electrical & electronics, energy sources, industrial components, and telecommunications industries tended to boost Fund returns. Among the best performing holdings in the period were Sun Life Financial (Canada -- financial services) and Alcatel (France -- electrical & electronics). Holdings in the United Kingdom and in the metals industry generally were the weakest performers during the period and detracted from overall results.

The continued application of our company-by-company research and analysis changed the composition of the Fund slightly during the period. We reduced or completely eliminated positions in the insurance and electrical & electronics industries that reached price levels consistent with our estimation of the underlying business values. We redeployed assets to undervalued companies in the food & household products and beverages & tobacco industries, lifted Fund weightings in these areas. With respect to countries, we reduced exposure in France, Germany, and Japan and increased the Fund's weighting on a stock-by-stock basis in the United Kingdom.

Market Outlook: The sharp declines that characterized certain segments of international markets in the period have no effect on the execution of our proven approach. We continue to find and hold what we believe are world-class businesses selling at bargain prices. Over the long term, we remain confident the strengths of these undervalued companies will be recognized.

Portfolio
Managers' Report                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                                        1/24/00     10/31/00
                                                        -------     --------
Pilgrim International Value Fund Class Q                 10,000      10,491
MSCI EAFE Index                                          10,000       9,212


                               Average Annual Total Returns
                           for the period ended October 31, 2000
                           -------------------------------------
                                      Since inception
                                        of Class Q
                                          1/24/00
                                          -------
Class Q                                     4.91%
MSCI EAFE Index                            -7.88%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 02/01/00.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 12.

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International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

Goal: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry sector or region. The portfolio managers will invest at least 65% of the Fund's net assets in companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector or industry. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused for a correction in technology shares. Sentiment was further dampened by earnings disappointments in a wide range of industries, and questions about the future strength of economic growth. The MSCI EAFE Index declined 2.66% in the period, with a Dollar translation effect accounting for much of the decline. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

Performance: For the year ended October 31, 2000, the Fund's Class Q shares provided a total return of 3.49% versus a decline in the MSCI EAFE Index of 2.66% for the same period.

Portfolio Strategy: Contributing to positive relative performance was a strong showing by several leading technology companies in the first half of the fiscal year. Nokia, Ericcson and Nortel Networks were up enough early in the year to soften the effects of the technology correction later in the year. The Fund benefited from a relatively large weighting in energy shares as well, and an underweight position in telecom services. Overall, the decline in technology stocks not only ended the easy financing of questionable companies, but also re-focused the market's attention to companies with higher earnings visibility.

Market Outlook: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. The Fund will emphasize companies with higher visibility, and seek to reduce holdings with potential earnings disappointments. The managers will, however, carefully seek opportunities in telecom and technology sectors as value begins to emerge. In the medium and longer-term international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and should continue to spur earnings growth.

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------

                                                 2/28/97   10/97     10/98    10/99  10/31/00
                                                 -------   -----     -----    -----  --------
Pilgrim International Core Growth Fund Class Q    10,000   11,864   12,876   17,783   18,403
MSCI EAFE Index                                   10,000   10,412   11,448   14,124   13,747

                          Average Annual Total Returns
                     for the periods ended October 31, 2000
                     --------------------------------------
                                        Since Inception
                            1 Year         02/28/97
                            ------         --------
Class Q                      3.49%           18.08%
MSCI EAFE Index             -2.66%            9.07%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 03/01/97.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 12.

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International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
SMALLCAP GROWTH FUND                                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Chief Investment Officer,Loretta
J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Casarietti, Investment Analyst; Rebecca Hagstrom, CFA, Investment Analyst; Christopher Herrera, Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; Eric Sagmeister, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst; Nicholas-Applegate, Capital Management.

Goal: The Fund seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country.

Market Overview: International small-cap stocks registered declines for the four months ended October 31, 2000. A variety of factors sent equity prices lower including higher energy prices, rising interest rates in Europe, a slowing US economy and continuing structural problems in Japan.

In Japan, positive developments, such as the continued rise in the country's industrial production and increasing job offers, were overshadowed by worries over the impact of a United States-led global economic slowdown of Asian economies, which rely heavily on exports. Japan is one of Asia's top exporters.

The European Central Bank (ECB), which sets monetary policy for the 11-nation euro zone, raised short-term interest rates by one-quarter point in early October. The move was aimed at stifling inflationary pressures that are exacerbated by a weak euro and high oil prices. Rising interest rates make it more expensive for consumers and companies to borrow money, which tends to curb spending and ease inflationary pressures. The Salomon EPAC EMI Index dropped 11.00% for the four month period ended October 31, 2000.

Performance: For the year ended October 31, 2000, the Fund's Class Q shares provided a total return of 27.94% versus a decline of 2.17% for the Salomon EPAC EMI Index.

Portfolio Specifics: Stock selection in the technology, energy and healthcare services sectors had a positive contribution to performance. On the country level, stock selection and underweighting in Japan relative to the benchmark helped returns, as did investments in Switzerland. Holdings in the United Kingdom and Germany were negative contributors to performance.

The Fund also had a significant weighting in Canada, where the benchmark had no exposure. We are finding particularly exciting opportunities on a company-by-company basis among energy companies, such as Anderson Exploration and Petro-Canada.

Market   Outlook: We  remain  optimistic  about  the  investment  potential  for international small cap stocks due to many positive factors, including:

* Continued advances in technology and structural reforms that are reshaping the world's business landscape and creating opportunities for smaller companies.

* The emergence of stock markets such as Neuer Markt in Germany, Nouveau Marche in France, Mothers Exchange in Japan, and Nasdaq Japan which provide new avenues for investors to gain access to smaller, high-growth companies outside the United States.

In this environment, we are confident that by adhering to our strict investment philosophy we will seek to continue to identify international companies with superior growth prospects.

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                                     8/31/95   10/95    10/96    10/97    10/98    10/99  10/31/00
                                                     -------   -----    -----    -----    -----    -----  --------
Pilgrim International SmallCap Growth Fund Class Q    10,000   9,760   11,408   13,986   16,221   28,593   36,581
Salomon EPAC EMI Index                                10,000   9,790   10,969   10,468   10,585   12,494   12,223

                                        Average Annual Total Returns
                                   for the periods ended October 31, 2000
                                   --------------------------------------
                                                         Since Inception
                                                            of Class Q
                                    1 Year     5 Year        8/31/95
                                    ------     ------        -------
Class Q                             27.94%     30.25%         28.51%
Salomon EPAC EMI Index              -2.17%      4.54%          3.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC EMI Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 12.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager

Goal: The Fund seeks to invest at least 65% of its assets in securities of issues located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to indentify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

Market Overview: It was a difficult year for emerging market equities. The MSCI Emerging Market Free Index declined 8.81%. Among the worst performing markets were Indonesia (-57%), Philippines (-49%), and Thailand (-43%). Latin America fared much better than Asia as Brazil gained 39% and Mexico advanced 18%. Part of the dismal returns in Asia can be attributed to weak currencies, political unrest, and a slowing of economic reform. Latin America benefitted from a strong US economy and progress on economic and political reform.

Performance: For the year ended October, 31, 2000, the Fund's Class Q shares declined 0.36% versus a decline of 8.81% for the MSCI EMF Index.

Portfolio Specifics: Performance was aided by a relatively large weighing in Latin America. However, poorly performing technology and telecommunication shares pulled returns lower. Defensive stocks such as Israel's Teva Pharmaceutical were among the highest returning stocks in the portfolio. Other strong performers included Mexico's Grupo Televisa and Tubos de Acero de Mexico.

Market Outlook: After a long period of underperformance, emerging markets appear to offer excellent long term value. Downside risk also appears limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices or a hard US economic landing. Long term investors may want to ignore this short term noise and add to quality companies which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many leading global companies.

Portfolio
Managers' Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                          8/31/95   10/95    10/96    10/97   10/98    10/99  10/31/00
                                          -------   -----    -----    -----   -----    -----  --------
Pilgrim Emerging Countries Fund Class Q    10,000   9,520   11,552   13,235   9,901   13,781   13,732
MSCI EMF Index                             10,000   9,572   10,192    9,328   6,437    9,310    8,490

                            Average Annual Total Returns
                        for the periods ended October 31, 2000
                        --------------------------------------
                                               Since Inception
                                                 of Class Q
                        1 Year       5 Year        8/31/95
                        ------       ------        -------
Class Q                 -0.36%        7.60%         6.33%
MSCI EMF Index          -8.81%       -2.37%        -3.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 12.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index

-------
Pilgrim
Funds
-------

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Pilgrim Mayflower Trust and the Shareholders and Board of Directors of Pilgrim Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund and Pilgrim Emerging Countries Fund, four of the twelve funds comprising Pilgrim Mutual Funds (collectively, "PMF"), Pilgrim International Value Fund, one of the six funds comprising Pilgrim Mayflower Trust, ("PMT"), (collectively, the "Funds") at October 31, 2000, and the results of each of their operations for the periods then ended, the changes in each of their net assets and financial highlights for each of the periods presented except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of PMF and PMT's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

For all periods ending prior to and including June 30, 2000 for Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund and Pilgrim Emerging Countries Fund the statements of operations and of changes in net assets and financial highlights were audited by other auditors whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.


PRICEWATERHOUSECOOPERS LLP


Denver, Colorado
December 29, 2000

-------------
International
Equity Funds
-------------

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2000
--------------------------------------------------------------------------------


                                                                              International   International
                                            Worldwide        International        Core          SmallCap           Emerging
                                              Growth            Value            Growth          Growth           Countries
                                               Fund              Fund             Fund            Fund               Fund
                                          --------------    --------------   --------------   --------------    --------------
ASSETS:
Investments in securities, at
 value*                                   $  572,643,199    $1,912,520,584   $   72,119,660   $  646,634,200    $  178,469,338
Short-term securities, at amortized
 cost                                         50,195,499                --        3,000,000               --        22,926,151
Repurchase agreements                                 --       125,011,000               --       39,589,000                --
Cash                                              46,206            10,249          936,917        3,423,106           462,292
Foreign currency, at value**                         349         1,366,994            4,044        7,413,742           978,708
Receivable for investments sold               12,435,780                --          954,615       13,474,241         1,499,911
Receivable for shares of beneficial
 interest sold                                21,978,147        18,891,380        5,157,680       24,671,502         2,229,516
Dividends and interest receivable                518,450         4,441,300          153,759          700,546           143,582
Unrealized appreciation of
 forward currency contracts                           --           158,553               --               --                --
Receivable due from affilitate                        --                --           20,391            3,357            47,232
Other receivable                                      --                --          167,736          154,046            40,470
Prepaid expenses                                 190,020            99,629           24,347          148,178            55,627
                                          --------------    --------------   --------------   --------------    --------------
  Total Assets                               658,007,650     2,062,499,689       82,539,149      736,211,918       206,852,827
                                          --------------    --------------   --------------   --------------    --------------
LIABILITIES:
Payable for investments
 purchased                                     4,818,844        63,902,107               --       30,334,701         9,664,247
Payable for shares of beneficial
 interest reacquired                          20,182,180         4,935,786          152,673        2,593,933         1,349,243
Investment advisory fee payable                  532,375         1,624,499           66,075          572,690           205,526
Distribution fee payable                         274,306         1,089,059           30,015          226,605            41,090
Transfer agent fee payable                        97,619           576,601           24,241          146,734            56,725
Administrative services fee
 payable                                              --           162,450               --               --            34,063
Unrealized depreciation of
 forward foreign currency
 contracts                                            --           360,454               --               --         1,597,233
Accrued expenses                                 211,495           932,779          113,531          534,667           306,974
                                          --------------    --------------   --------------   --------------    --------------
  Total Liabilities                           26,116,819        73,583,735          386,535       34,409,330        13,255,101
                                          --------------    --------------   --------------   --------------    --------------
NET ASSETS                                $  631,890,831    $1,988,915,954   $   82,152,614   $  701,802,588    $  193,597,726
                                          ==============    ==============   ==============   ==============    ==============
NET ASSETS WERE
 COMPRISED OF:
Paid-in-capital                           $  573,190,225    $1,676,493,307   $   75,262,552   $  642,802,543    $  237,061,309
Undistributed (distribution in
 excess of) net investment
 income                                         (587,286)       10,143,582          742,176       (3,454,110)          (58,147)
Accumulated net realized
 gain/loss on investments, foreign
 currency and futures contracts (net
 of foreign tax on the sale of Indian
 investments of $0, $0, $0, $0 and
 $1,323,652, respectively -- Note 2)          12,812,487       239,137,225        3,821,020       34,362,301       (49,128,400)
Net unrealized appreciation
 (depreciation) of investments, foreign
 currency and futures contracts (net of
 estimated tax liability on Indian
 investments of $0, $0, $0, $0 and
 $273,581, respectively -- Note 2)            46,475,405        63,141,840        2,326,866       28,091,854         5,722,964
                                          --------------    --------------   --------------   --------------    --------------
  Net Assets                              $  631,890,831    $1,988,915,954   $   82,152,614   $  701,802,588    $  193,597,726
                                          ==============    ==============   ==============   ==============    ==============
*Cost                                     $  526,165,276    $1,849,228,137   $   69,778,215   $  618,598,454    $  172,476,656
**Cost of foreign currency                           347         1,366,994            4,112        7,360,991           978,697

                 See Accompanying Notes to Financial Statements

                                                                                International    International
                                              Worldwide        International       Core            SmallCap         Emerging
                                                Growth             Value           Growth           Growth          Countries
                                                 Fund              Fund             Fund             Fund             Fund
                                             -------------     -------------    ------------     -------------     ------------
Class A:
 Net assets                                  $ 246,589,814     $ 920,591,095    $ 23,588,259     $ 273,392,970     $ 59,541,217
                                             -------------     -------------    ------------     -------------     ------------
 Shares authorized                               unlimited         unlimited        unlimited        unlimited        unlimited
                                             -------------     -------------    ------------     -------------     ------------
 Par value                                   $        0.00     $        0.01    $       0.00     $        0.00     $       0.00
                                             -------------     -------------    ------------     -------------     ------------
 Shares outstanding                              9,355,074        55,201,299       1,127,662         7,578,351        3,646,780
                                             -------------     -------------    ------------     -------------     ------------
 Net asset value and redemption value
  per share (net assets/shares
  outstanding)                               $       26.36     $       16.68    $      20.92     $       36.08     $      16.33
                                             =============     =============    ============     =============     ============
 Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)                   $       27.97     $       17.69    $      22.19     $      $37.28     $      17.32
                                             =============     =============    ============     =============     ============
Class B:
 Net assets                                  $ 126,756,201     $ 437,764,707    $ 19,116,474     $ 126,861,025     $ 22,707,035
                                             -------------     -------------    ------------     -------------     ------------
 Shares authorized                               unlimited         unlimited        unlimited        unlimited        unlimited
                                             -------------     -------------    ------------     -------------     ------------
 Par value                                   $        0.00     $        0.01    $       0.00     $        0.00     $       0.00
                                             -------------     -------------    ------------     -------------     ------------
 Shares outstanding                              4,293,287        26,643,010         915,669         3,334,092        1,383,679
                                             -------------     -------------    ------------     -------------     ------------
 Net asset value and offering price per
  share (net assets/shares outstanding)*     $       29.52     $       16.43    $      20.88     $       38.05     $      16.41
                                             =============     =============    ============     =============     ============
Class C:
 Net assets                                  $ 213,842,768     $ 605,678,290    $ 25,501,161     $ 136,829,717     $ 22,455,463
                                             -------------     -------------    ------------     -------------     ------------
 Shares authorized                             unlimited         unlimited        unlimited        unlimited        unlimited
                                             -------------     -------------    ------------     -------------     ------------
 Par value                                   $        0.00     $        0.01    $       0.00     $        0.00     $       0.00
                                             -------------     -------------    ------------     -------------     ------------
 Shares outstanding                              8,144,711        36,915,901       1,216,504         3,917,302        1,419,906
                                             -------------     -------------    ------------     -------------     ------------
 Net asset value and offering price per
  share (net assets/shares outstanding)*     $       26.26     $       16.41    $      20.96     $       34.93     $      15.81
                                             =============     =============    ============     =============     ============
Class Q:
 Net assets                                  $  44,702,048     $  24,881,862    $ 13,946,720     $ 164,718,876     $ 88,894,011
                                             -------------     -------------    ------------     -------------     ------------
 Shares authorized                             unlimited         unlimited        unlimited        unlimited        unlimited
                                             -------------     -------------    ------------     -------------     ------------
 Par value                                   $        0.00     $        0.01    $       0.00     $        0.00     $       0.00
                                             -------------     -------------    ------------     -------------     ------------
 Shares outstanding                              1,471,824         1,491,611         640,881         4,313,811        5,288,407
                                             -------------     -------------    ------------     -------------     ------------
 Net asset value, offering and
  redemption price per share (net
  assets/shares outstanding)                 $       30.37     $       16.68    $      21.76     $       38.18     $      16.81
                                             =============     =============    ============     =============     ============

* Redemption price varies by length of time shares are held.

-------------
International
Equity Funds
-------------

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                Worldwide                 International
                                                  Growth                      Value
                                                   Fund                       Fund
                                      -------------------------------     -------------
                                          For the         For the            For the
                                          period            year              year
                                       July 1, 2000        ended              ended
                                      to October 31,      June 30,         October 31,
                                           2000             2000              2000
                                      -------------     -------------     -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)     $   1,232,902     $   2,256,981     $  40,782,003
 Interest                                   772,158         1,470,882         3,610,484
                                      -------------     -------------     -------------
  Total investment income                 2,005,060         3,727,863        44,392,487
                                      -------------     -------------     -------------
EXPENSES:
 Investment advisory and
  management fees                         2,199,958         4,327,642        15,936,553
 Distribution fees:
  Class A                                   296,248           515,322         2,119,691
  Class B                                   451,319           770,751         3,859,074
  Class C                                   791,255         1,751,460         4,868,323
  Class Q                                    42,066            94,045            35,847
 Transfer agent fees and expenses           320,899           628,483         1,593,655
 Administrative service fee                      --            24,761(1)      1,755,565
 Custodian and fund accounting
  expenses                                  156,540           348,012         1,318,066
 Printing and postage expenses               54,489           160,859           159,365
 Registration fees                           34,569            43,713           356,967
 Professional fees                           13,284            51,263            98,014
 Trustee expenses                             6,150            18,000            41,980
 Miscellaneous expenses                      25,996           133,553            33,498
                                      -------------     -------------     -------------
                                          4,392,773         8,867,864        32,176,598
Less:
 Waived and reimbursed
  fees/(recoupment)                         (25,414)               --                --
                                      -------------     -------------     -------------
  Total expenses                          4,418,187         8,867,864        32,176,598
                                      -------------     -------------     -------------
Net investment income (loss)             (2,413,127)       (5,140,001)       12,215,889
                                      -------------     -------------     -------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on
 investments                             (1,077,591)       32,664,018       239,567,326
Net realized gain (loss) on foreign
 currency                                (3,632,015)       (1,744,754)         (910,801)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currency       (78,001,428)       91,792,764       (41,147,980)
                                      -------------     -------------     -------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                 (82,711,034)      122,712,028       197,508,545
                                      -------------     -------------     -------------
Increase (decrease) in net assets
 resulting from operations            $ (85,124,161)    $ 117,572,027     $ 209,724,434
                                      =============     =============     =============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       International                     International
                                                           Core                             SmallCap
                                                          Growth                             Growth
                                                           Fund                               Fund
                                              ------------------------------     ------------------------------
                                                  For the         For the            For the         For the
                                                  period           year              period            year
                                               July 1, 2000        ended          July 1, 2000        ended
                                              to October 31,     June 30,        to October 31,      June 30,
                                                   2000            2000               2000             2000
                                              -------------    -------------     -------------    -------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)             $     297,428    $     499,020     $     798,529    $   1,791,777
 Interest                                            68,680          205,365         1,298,101        2,145,159
                                              -------------    -------------     -------------    -------------
  Total investment income                           366,108          704,385         2,096,630        3,936,936
                                              -------------    -------------     -------------    -------------
EXPENSES:
 Investment advisory and
  management fees                                   288,517          698,942         2,362,535        4,285,711
 Distribution fees:
  Class A                                            26,372           65,630           330,792          559,207
  Class B                                            70,469          173,309           453,253          796,853
  Class C                                            89,573          194,645           486,408          798,961
  Class Q                                            13,294           35,869           138,277          293,086
 Transfer agent fees and expenses                    58,126          168,428           319,534          561,375
 Administrative service fee                              --            9,609(1)             --           28,293(1)
 Custodian and fund accounting
  expenses                                           72,758          194,978           234,069          494,344
 Printing and postage expenses                       11,439           28,436            79,286          167,665
 Registration fees                                   11,737           78,072            46,499           83,587
 Professional fees                                    3,075           11,733           120,947           54,085
 Trustee expenses                                     1,722            5,000            12,177           34,991
 Miscellaneous expenses                               2,105           55,204            29,142           43,176
                                              -------------    -------------     -------------    -------------
                                                    649,187        1,719,855         4,612,919        8,201,334
Less:
 Waived and reimbursed
  fees/(recoupment)                                  41,295          212,567           (15,793)              --
                                              -------------    -------------     -------------    -------------
  Total expenses                                    607,892        1,507,288         4,628,712        8,201,334
                                              -------------    -------------     -------------    -------------
Net investment income (loss)                       (241,784)        (802,903)       (2,532,082)      (4,264,398)
                                              -------------    -------------     -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized gain (loss) on investments
 (net of foreign tax on the sale of
 Indian investments of $0, $0, $784,263
 and $0, respectively -- Note 2)                    923,712        8,378,791        (4,911,433)      60,928,025
Net realized gain (loss) on foreign
 currency                                        (1,359,550)        (485,310)       (8,476,248)      (2,124,426)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency                               (10,007,118)       7,236,744       (73,243,053)      73,844,281
                                              -------------    -------------     -------------    -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency                                     (10,442,956)      15,130,225       (86,630,734)     132,647,880
                                              -------------    -------------     -------------    -------------
Increase (decrease) in net assets resulting
 from operations                              $ (10,684,740)   $  14,327,322     $ (89,162,816)   $ 128,383,482
                                              =============    =============     =============    =============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                           Emerging
                                                                          Countries
                                                                             Fund
                                                                 ----------------------------
                                                                    For the        For the
                                                                    period           year
                                                                 July 1, 2000       ended
                                                                to October 31,     June 30,
                                                                     2000            2000
                                                                 ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes)                                $    679,961    $  1,758,417
 Interest                                                             175,362         283,787
                                                                 ------------    ------------
  Total investment income                                             855,323       2,042,204
                                                                 ------------    ------------
EXPENSES:
 Investment advisory and management fees                              969,468       2,773,339
 Distribution fees:
  Class A                                                              79,524         226,595
  Class B                                                              90,642         295,635
  Class C                                                              88,953         276,850
  Class M                                                                  --              --
  Class Q                                                              92,178         249,693
 Transfer agent fees and expenses                                     131,281         517,621
 Administrative service fee                                                --          14,946(1)
 Custodian and fund accounting expenses                               265,723         682,516
 Printing and postage expenses                                         34,563          81,878
 Registration fees                                                     15,170          77,620
 Professional fees                                                     12,423          39,069
 Trustee expenses                                                       5,043          15,000
 Miscellaneous expenses                                               195,725          89,734
                                                                 ------------    ------------
                                                                    1,980,693       5,340,496
Less:
 Waived and reimbursed fees                                           100,513         346,154
                                                                 ------------    ------------
  Total expenses                                                    1,880,180       4,994,342
                                                                 ------------    ------------
Net investment income (loss)                                       (1,024,857)     (2,952,138)
                                                                 ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on investments (net of
 foreign tax on the sale of Indian investments
 of $1,489,942 and $4,489,899, respectively -- Note 2 )           (10,974,819)     39,798,714
Net realized gain (loss) on foreign currency                       (1,941,282)       (303,058)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currency (net of change in estimated tax liability on Indian investments of $273,581 and $860,486,
 respectively -- see Note 2)                                      (33,354,364)     (3,851,223)
                                                                 ------------    ------------
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                               (46,270,465)     35,644,433
                                                                 ------------    ------------
Increase (decrease) in net assets
 resulting from operations                                       $(47,295,322)   $ 32,692,295
                                                                 ============    ============

----------
(1) Reflected as shareholder service fee in the June 30, 2000 financial statements.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             Worldwide Growth Fund
                                         -----------------------------------------------------------------
                                        For the period    For the year    For the period     For the year
                                         July 1, 2000         ended       April 1, 1999          ended
                                        to October 31,      June 30,       to June 30,         March 31,
                                             2000             2000             1999              1999
                                         -------------    -------------    -------------     -------------
>From Operations:
 Net investment income (loss)            $  (2,413,127)   $  (5,140,001)   $    (238,891)    $  (1,461,258)
 Net realized gain (loss) from
  investments                               (1,077,591)      32,664,018        5,142,968        34,678,990
 Net realized gain (loss) on
  foreign currency                          (3,632,015)      (1,744,754)        (317,798)         (229,650)
 Net change in unrealized
  appreciation (depreciation)
  of investments and foreign
  currency                                 (78,001,428)      91,792,764       20,367,556        12,614,021
                                         -------------    -------------    -------------     -------------
  Increase (decrease) in
   net assets resulting from
   operations                              (85,124,161)     117,572,027       24,953,835        45,602,103
Distributions to shareholders:
>From net investment income:
 Class A                                            --               --               --                --
 Class B                                            --               --               --                --
 Class C                                            --               --               --                --
 Class M                                            --               --               --                --
 Class Q                                            --               --               --                --
 Retail Classes                                     --               --               --          (136,708)(1)
 Advisory and Institutional
  Classes                                           --               --               --          (337,084)(1)
>From realized gain from
 investments                                        --      (37,665,102)              --       (21,269,643)(2)
                                         -------------    -------------    -------------     -------------
Total distributions                                 --      (37,665,102)              --       (21,743,435)
                                         -------------    -------------    -------------     -------------
>From Capital Share Transactions:
Net proceeds from sales of shares          187,453,816      664,789,596       53,831,659       242,170,764
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                          --       33,052,649               --         5,494,245
                                         -------------    -------------    -------------     -------------
                                           187,453,816      697,842,245       53,831,659       247,665,009
Cost of shares redeemed                   (130,618,094)    (337,872,684)    (106,485,390)(3)  (168,874,579)
                                         -------------    -------------    -------------     -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                               56,835,722      359,969,561      (52,653,731)       78,790,430
                                         -------------    -------------    -------------     -------------
Net increase (decrease) in net
 assets                                    (28,288,439)     439,876,486      (27,699,896)      102,649,098
Net Assets:
Beginning of period                        660,179,270      220,302,784      248,002,680       145,353,582
                                         -------------    -------------    -------------     -------------
End of period                            $ 631,890,831    $ 660,179,270    $ 220,302,784     $ 248,002,680
                                         =============    =============    =============     =============
Undistributed (distribution in excess)
 net investment income                   $    (587,286)   $          --    $          --     $  (7,189,744)
                                         =============    =============    =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $80,662,778.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       International Value Fund
                                                   ----------------------------------
                                                         Year              Year
                                                        Ended              Ended
                                                     October 31,        October 31,
                                                         2000              1999
                                                   ---------------    ---------------
>From Operations:
 Net investment income (loss)                      $    12,215,889    $     3,580,736
 Net realized gain (loss) from investments             239,567,326         49,724,160
 Net realized gain (loss) on foreign currency             (910,801)         3,476,523
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency                                     (41,147,980)       128,073,707
                                                   ---------------    ---------------
  Increase (decrease) in net assets resulting
   from operations                                     209,724,434        184,855,126
Distributions to Shareholders:
>From net investment income:
 Class A                                                (3,809,622)        (2,447,955)
 Class B                                                  (593,913)          (638,225)
 Class C                                                  (828,109)          (652,956)
 Class Q                                                        --                 --
>From realized gain from investments                   (53,012,739)       (28,295,922)
                                                   ---------------    ---------------
Total distributions                                    (58,244,383)       (32,035,058)
                                                   ---------------    ---------------
>From Capital Share Transactions:
Net proceeds from sales of shares                    1,843,922,647        765,122,980
Net asset value of shares issued to shareholders
 in reinvestment of dividends                           44,206,140         25,417,235
                                                   ---------------    ---------------
                                                     1,888,128,787        790,540,215
Cost of shares redeemed                             (1,091,605,981)      (397,092,669)
                                                   ---------------    ---------------
Net increase (decrease) in net assets derived
 from capital share transactions                       796,522,806        393,447,546
                                                   ---------------    ---------------
Net increase in net assets                             948,002,857        546,267,614
Net Assets:
Beginning of year                                    1,040,913,097        494,645,483
                                                   ---------------    ---------------
End of year                                        $ 1,988,915,954    $ 1,040,913,097
                                                   ===============    ===============
Undistributed (distribution in excess of) net
 investment income                                 $    10,143,582    $     3,538,149
                                                   ===============    ===============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              International Core Growth Fund
                                                             ------------------------------------------------------------------
                                                             For the period       Year         For the period      For the year
                                                              July 1, 2000       Ended         April 1, 1999          Ended
                                                             to October 31,     June 30,        to June 30,         March 31,
                                                                  2000            2000              1999               1999
                                                             -------------    -------------     -------------     -------------
>From Operations:
 Net investment income (loss)                                $    (241,784)   $    (802,903)    $      69,633     $    (310,557)
 Net realized gain from investments                                923,712        8,378,791         4,193,951           793,552
 Net realized loss on foreign currency                          (1,359,550)        (485,310)         (280,912)       (1,322,452)
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency                             (10,007,118)       7,236,744         4,018,188        13,512,294
                                                             -------------    -------------     -------------     -------------
  Increase (decrease) in net assets resulting from
   operations                                                  (10,684,740)      14,327,322         8,000,860        12,672,837
Distributions to Shareholders:
>From net investment income:
 Class A                                                                --               --                --                --
 Class B                                                                --               --                --                --
 Class C                                                                --               --                --                --
 Class Q                                                                --               --                --                --
 Retail Classes                                                         --               --                --          (205,129)(1)
 Advisory and Institutional Classes                                     --           (1,678)               --           (29,622)(1)
>From realized gain from investments                                    --       (2,936,042)               --          (168,744)(2)
                                                             -------------    -------------     -------------     -------------
Total distributions                                                     --       (2,937,720)               --          (403,495)
                                                             -------------    -------------     -------------     -------------
>From Capital Share Transactions:
Net proceeds from sales of shares                               66,836,057      192,088,330        35,644,077       173,884,589
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                              --        2,747,516                --           228,203
                                                             -------------    -------------     -------------     -------------
                                                                66,836,057      194,835,846        35,644,077       174,112,792
Cost of shares redeemed                                        (61,845,481)    (164,147,202)     (160,094,007)(3)   (82,311,581)
                                                             -------------    -------------     -------------     -------------
Net increase (decrease) in net assets derived from capital
 share transactions                                              4,990,576       30,688,644      (124,449,930)       91,801,211
                                                             -------------    -------------     -------------     -------------
Net increase (decrease) in net assets                           (5,694,164)      42,078,246      (116,449,070)      104,070,553
Net Assets:
Beginning of period                                             87,846,778       45,768,532       162,217,602        58,147,049
                                                             -------------    -------------     -------------     -------------
End of period                                                $  82,152,614    $  87,846,778     $  45,768,532     $ 162,217,602
                                                             =============    =============     =============     =============
Undistributed (distribution in excess of) net investment
 income                                                      $     742,176    $          --     $      69,633     $    (647,924)
                                                             =============    =============     =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $112,851,333.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         International Small Cap Growth Fund
                                                        ---------------------------------------------------------------------
                                                         For the period         Year         For the period     For the year
                                                          July 1, 2000         Ended         April 1, 1999         ended
                                                         to October 31,       June 30,        to June 30,        March 31,
                                                              2000              2000              1999              1999
                                                        ---------------    ---------------    -------------     -------------
>From Operations:
 Net investment income (loss)                           $    (2,532,082)   $    (4,264,398)   $    (217,461)    $    (725,193)
 Net realized gain (loss) from investments                   (4,911,433)        60,928,025        5,411,890         8,536,211
 Net realized gain (loss) on foreign currency                (8,476,248)        (2,124,426)         (79,978)         (310,687)
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                       (73,243,053)        73,844,281       11,694,205        14,357,916
                                                        ---------------    ---------------    -------------     -------------
  Increase (decrease) in net assets resulting from
   operations                                               (89,162,816)       128,383,482       16,808,656        21,858,247
>From Dividends to Shareholders:
>From net investment income:
 Class A                                                             --                 --               --                --
 Class B                                                             --                 --               --                --
 Class C                                                             --                 --               --                --
 Class Q                                                             --                 --               --                --
 Retail Classes                                                      --                 --               --                --
 Advisory and Institutional Classes                                  --                 --               --           (76,552)(1)
>From realized gain from investments                                 --        (17,147,337)              --        (4,000,132)(2)
                                                        ---------------    ---------------    -------------     -------------
Total distributions                                                  --        (17,147,337)              --        (4,076,684)
                                                        ---------------    ---------------    -------------     -------------
>From Capital Share Transactions:
Net proceeds from sales of shares                           443,296,214      1,305,859,725       48,190,262       194,823,908
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                           --         15,848,417               --         3,425,742
                                                        ---------------    ---------------    -------------     -------------
                                                            443,296,214      1,321,708,142       48,190,262       198,249,650
Cost of shares redeemed                                    (370,749,870)      (832,581,584)    (103,559,352)(3)  (142,304,879)
                                                        ---------------    ---------------    -------------     -------------
Net increase (decrease) in net assets derived from
 capital share transactions                                  72,546,344        489,126,558      (55,369,090)       55,944,771
                                                        ---------------    ---------------    -------------     -------------
Net increase (decrease) in net assets                       (16,616,472)       600,362,703      (38,560,434)       73,726,334
Net Assets:
Beginning of period                                         718,419,060        118,056,357      156,616,791        82,890,457
                                                        ---------------    ---------------    -------------     -------------
End of period                                           $   701,802,588    $   718,419,060    $ 118,056,357     $ 156,616,791
                                                        ===============    ===============    =============     =============
Accumulated net investment loss                         $    (3,454,110)   $            --    $          --     $  (1,982,021)
                                                        ===============    ===============    =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $73,163,306.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Emerging Countries Fund
                                        -----------------------------------------------------------------
                                       For the period     For the year   For the period     For the year
                                        July 1, 2000          ended      April 1, 1999         ended
                                       to October 31,       June 30,      to June 30,        March 31,
                                            2000              2000            1999              1999
                                        -------------    -------------    -------------     -------------
>From Operations:
 Net investment income (loss)           $  (1,024,857)   $  (2,952,138)   $     (30,573)    $    (444,466)
 Net realized gain (loss) from
  investments                             (10,974,819)      39,798,714       11,704,157       (82,042,109)
 Net realized gain (loss) on
  foreign currency                         (1,941,282)        (303,058)        (465,273)       (1,781,198)
 Net change in unrealized
  appreciation (depreciation) of
  investments and foreign currency        (33,354,364)      (3,851,223)      51,126,351        10,517,870
                                        -------------    -------------    -------------     -------------
  Increase (decrease) in net assets
   resulting from operations              (47,295,322)      32,692,295       62,334,662       (73,749,903)
Distributions to Shareholders:
>From net investment income:
 Class A                                           --               --               --                --
 Class B                                           --               --               --                --
 Class C                                           --               --               --                --
 Retail Classes                                    --               --               --          (105,494)(1)
 Advisory and Institutional Classes                --               --               --          (676,244)(1)
>From realized gain from investments               --               --               --        (1,117,064)(2)
                                        -------------    -------------    -------------     -------------
Total distributions                                --               --               --        (1,898,802)
                                        -------------    -------------    -------------     -------------
>From Capital Share Transactions:
Net proceeds from sales of shares          66,531,341      250,385,738       38,136,033       234,887,012
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                         --               --               --         1,499,434
                                        -------------    -------------    -------------     -------------
                                           66,531,341      250,385,738       38,136,033       236,386,446
Cost of shares redeemed                   (80,132,252)    (211,768,273)    (199,492,674)(3)  (160,102,083)
                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                             (13,600,911)      38,617,465     (161,356,641)       76,284,363
                                        -------------    -------------    -------------     -------------
Net increase (decrease) in net assets     (60,896,233)      71,309,760      (99,021,979)          635,658
Net Assets:
Beginning of period                       254,493,959      183,184,199      282,206,178       281,570,520
                                        -------------    -------------    -------------     -------------
End of period                           $ 193,597,726    $ 254,493,959    $ 183,184,199     $ 282,206,178
                                        =============    =============    =============     =============
Accumulated net investment loss         $     (58,147)   $          --    $          --     $  (2,164,624)
                                        =============    =============    =============     =============

----------
(1)  As reflected in the June 30, 2000 Annual Report.
(2) Includes distributions from realized gains from both retail classes along with advisory and institutional classes.
(3)  Includes Class I redemptions of $167,510,018.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              Class Q
                                                               --------------------------------------------------------------------
                                                               Four months   Year   Three months                          August 31,
                                                                  ended      ended     ended      Year ended March 31,    1995(2) to
                                                               October 31,  June 30,  June 30,    ---------------------    March 31,
                                                                2000(6)(7)    2000     1999(1)    1999    1998     1997      1996
                                                                ----------    ----     -------    ----    ----     ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                         $   34.53       27.12     24.59    19.63    15.00    13.27     12.50
 Income from investment operations:
 Net investment income (loss)                                 $   (0.07)      (0.16)     0.01     0.22    (0.11)    0.01     (0.04)
 Net realized and unrealized gains (loss) on investments      $   (4.09)      11.11      2.52     6.15     5.29     1.72      0.81
 Total from investment operations                             $   (4.16)      10.95      2.53     6.37     5.18     1.73      0.77
 Less distributions from:
 Net investment income                                        $      --          --        --     0.15       --       --        --
 Net realized gains on investments                            $      --        3.54        --     1.26     0.55       --        --
 Total distributions                                                 --        3.54        --     1.41     0.55       --        --
 Net asset value, end of period                               $   30.37       34.53     27.12    24.59    19.63    15.00     13.27
 Total Return(3):                                             %  (12.05)      42.63     10.29    33.97    35.11    12.87      6.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                            $  44,702      54,418    14,870    7,320      645      642         1
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)  %    1.52        1.57      1.55     1.59     1.61     1.61      1.60
 Gross expenses prior to expense reimbursement
 (recoupment)(4)                                              %    1.49        1.57      1.55     1.76     3.75    34.99  3,232.53
 Net investment income (loss) after expense reimbursement
 (recoupment)(4)(5)                                           %   (0.62)      (0.69)     0.17     0.17    (0.47)   (0.91)    (0.50)
 Portfolio turnover                                           %      71         169        57      247      202      182       132

----------
(1) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL VALUE FUND                                      HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class Q
                                                           -------------------
                                                              Period Ended
                                                           October 31, 2000(1)
                                                           -------------------
Operating performance:
 Net asset value, beginning of the period           $             15.90
 Income from investment operations:
 Net investment income                              $              0.13
 Net realized and unrealized loss on investments    $              0.65
 Total from investment operations                   $              0.78
 Less distributions from:
 Net realized gains on investments                  $                --
 Total distributions                                $                --
 Net asset value, end of the period                 $             16.68
 Total return(2)                                    %              4.91
Ratios and supplemental data:
 Net assets, end of the period (000's)              $            24,882
 Ratio to average net assets:
 Expenses(3)                                        %              1.57
 Net Investment Income(3)                           %              1.35
 Portfolio turnover                                 %                34

----------
(1)  Class Q commenced operations on January 24, 2000.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         Class Q
                                                         -----------------------------------------------------------------------
                                                           Four months   Year    Three months                       February 28,
                                                              ended      ended       ended     Year ended March 31,  1997(1) to
                                                           October 31,  June 30,    June 30,   --------------------   March 31,
                                                            2000(6)(7)    2000      1999(2)      1999       1998        1997
                                                            ----------    ----      -------      ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period                   $     24.78      19.63       18.36       17.43      12.75       12.50
 Income from investment operations:
 Net investment income (loss)                           $     (0.04)     (0.17)       0.04        0.09      (0.04)         --
 Net realized and unrealized gains on investments       $     (2.98)      6.48        1.23        0.97       4.72        0.25
 Total from investment operations                       $     (3.02)      6.31        1.27        1.06       4.68        0.25
 Less distributions from:
 Net investment income                                  $        --         --          --        0.13         --          --
 Net realized gains on investments                      $        --       1.16          --          --         --          --
 Total distributions                                             --       1.16          --        0.13         --          --
 Net asset value, end of period                         $     21.76      24.78       19.63       18.36      17.43       12.75
 Total Return(3):                                       %    (12.19)     32.56        6.92        6.11      36.63        2.00
Ratios/Supplemental Data:
 Net assets, end of period (000's)                      $    13,947     16,567       9,390      11,268      1,719           1
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)         %      1.84       1.75        1.54        1.63       1.66        0.00
 Gross expenses prior to expense reimbursement(4)       %      1.99       2.06        1.63        1.87       3.18    2,667.07
 Net investment income (loss) after expense reimburse-
 ment(4)(5)                                             %     (0.45)     (0.73)       0.73       (0.27)     (0.47)       0.00
 Portfolio turnover                                     %        73        200          67         214        274          76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund charged its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              Class Q
                                                                --------------------------------------------------------------------
                                                                Four months    Year  Three months                         August 31,
                                                                   ended      ended     ended      Year ended March 31,   1995(1) to
                                                                October 31,  June 30,  June 30,   ----------------------   March 31,
                                                                 2000(6)       2000     1999(2)   1999     1998     1997     1996
                                                                 -------       ----     -------   ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                         $    43.30       25.16     22.23    19.18    14.01    13.52    12.50
 Income from investment operations:
 Net investment income (loss)                                 $    (0.09)      (0.21)    (0.03)   (0.02)    0.05    (0.06     0.01
 Net realized and unrealized gains on investments             $    (5.03)      20.53      2.96     3.36     5.12     2.01     1.01
 Total from investment operations                             $    (5.12)      20.32      2.93     3.34     5.17     1.95     1.02
 Less distributions from:
 Net investment income                                        $       --          --        --     0.09       --       --       --
 Net realized gains on investments                            $       --        2.18        --     0.20       --     1.46       --
 Total distributions                                                  --        2.18        --     0.29       --     1.46       --
 Net asset value, end of period                               $    38.18       43.30     25.16    22.23    19.18    14.01    13.52
 Total Return(3):                                             %    11.82       82.99     13.18    17.61    36.90    15.03     8.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                            $  164,719     163,843    42,881   32,819    8,810       42       19
 Ratios to average net assets:
 Net expenses after expense reimbursement (recoupment)(4)(5)  %     1.58        1.57      1.65     1.65     1.66     1.66     1.65
 Gross expenses prior to expense reimbursement
 (recoupment(4)                                               %     1.58        1.57      1.67     1.80     6.15   151.33   531.72
 Net investment income (loss) after expense
 reimbursement (recoupment)(4)(5)                             %    (0.71)      (0.66)    (0.50)   (0.50)   (0.43)   (0.64)    0.33
 Portfolio turnover                                           %       56         164        44      146      198      206      141

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                       PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class Q
                                                   -------------------------------------------------------------------------
                                                   Four months    Year   Three months                             August 31,
                                                      ended      ended       ended        Year Ended March 31,    1995(1) to
                                                   October 31,  June 30,   June 30,      -----------------------   March 31,
                                                     2000(6)(7)   2000       1999(2)     1999     1998      1997     1996
                                                     ----------   ----       -------     ----     ----      ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period             $    20.74      17.20       13.79     17.76     16.47     13.18    12.50
 Income from investment operations:
 Net investment income (loss)                     $    (0.27)     (0.16)      (0.04)    (0.01)     0.07     (0.04)    0.01
 Net realized and unrealized gains (loss) on
 investments                                      $    (3.66)      3.70        3.45     (3.78)     1.33      3.37     0.67
 Total from investment operations                 $    (3.93)      3.54        3.41     (3.79)     1.40      3.33     0.68
 Less distributions from:
 Net investment income                            $       --         --          --      0.18        --        --       --
 Net realized gains on investments                $       --         --          --        --      0.11      0.04       --
 Total distributions                              $       --         --          --      0.18      0.11      0.04       --
 Net asset value, end of period                   $    16.81      20.74       17.20     13.79     17.76     16.47    13.18
 Total Return(3):                                 %   (18.95)     20.58       24.73    (21.42)     8.60     25.29     5.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $   88,894    119,251      79,130    53,125    46,711     8,660      350
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %     2.13       2.09        1.90      1.94      1.91      1.91     1.90
 Gross expenses prior to expense reimburse-
 ment(4)                                          %     2.28       2.24        2.43      2.23      2.43      4.20    44.24
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %    (1.21)     (1.05)      (1.07)    (0.01)     1.06     (0.87 )   0.47
 Portfolio turnover                               %       94        211          67       213       243       176      118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective October 1, 2000, ING Pilgrim Investments, Inc. became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Advisory Funds, Inc. ("PAF"), Pilgrim Mayflower Trust ("PMT"), Pilgrim Global Corporate Leaders Fund ("Global Corporate Leaders") (formerly Lexington Global Corporate Leaders Fund Inc.), Pilgrim International Fund ("International") (formerly Lexington International Fund Inc.), Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets") (formerly Lexington Worldwide Emerging Markets Fund Inc.), Pilgrim Global Technology Fund ("Global Technology") (formerly Lexington Global Technology Fund Inc.), Pilgrim SmallCap Asia Growth Fund ("SmallCap Asia Growth") (formerly Lexington SmallCap Asia Growth Fund Inc.), Pilgrim Troika Dialog Russia Fund ("Troika Dialog Russia") (formerly Lexington Troika Dialog Russia Fund), Pilgrim Gold Fund ("Gold") (formerly Lexington Goldfund Inc.), Pilgrim Silver Fund ("Silver") (formerly Lexington Silver Fund Inc.), and Pilgrim Global Income Fund ("Global Income") (formerly Lexington Global Income Fund Inc.), which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The "Funds" in this annual report are Pilgrim Worldwide Growth Fund ("Worldwide Growth"), Pilgrim International Core Growth Fund ("International Core Growth"), Pilgrim International SmallCap Growth Fund ("International SmallCap Growth"), and Pilgrim Emerging Countries Fund ("Emerging Countries"). PMT is a Massachusetts business trust organized in 1992 with six separate series (Portfolios). The "Fund" in this annual report is Pilgrim International Value Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. This report only covers Funds that offer Class
Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment advisor to certain of the Funds. On April 30, 2000, Pilgrim Advisors merged with Pilgrim Investments. Pilgrim Advisors and Pilgrim Investments, Inc. were sister companies and shared certain resources and investment personnel.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment advisor to certain of the former Lexington Funds. On July 26, 2000, ReliaStar Financial Corp. ("Reliastar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and ING Pilgrim Investments, Inc. was approved as Adviser to the Funds formerly advised by Lexington.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc. ("PGI") effective September 8, 2000.

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser from Nicholas Applegate Capital Management to Pilgrim Investments, Inc., the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

     actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at October 31, 2000.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually. Pilgrim Global Income Fund pays dividends quarterly, if any.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of October 31, 2000 have been increased (decreased) through reclassification as follows:

                                                                Accumlated
                                                               net realized
                                       Undistributed          gains (losses)
                                  (Distribution is excess)    on investments
                       Paid-in         net investment           and foreign
                       capital             income          currency transactions
                       -------             ------          ---------------------
Worldwide Growth     $(2,583,533)        $1,823,273             $  760,260
International Value           --           (378,812)               378,812
International Core    (2,726,638)           983,960              1,742,678

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                 Accumlated
                                                               net realized
                                        Undistributed          gains (losses)
                                  (Distribution is excess)     on investments
                         Paid-in       net investment            and foreign
                         capital           income          currency transactions
                         -------           ------          ---------------------
International
  SmallCap Growth              --       $ (922,028)              $  922,028
Emerging Countries     (3,127,882)         966,710                2,161,172

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2000:

                                       Amount           Expiration Dates
                                     -----------      --------------------
     Worldwide Growth                $ 3,925,607          October 2008
     International SmallCap Growth    10,815,771          October 2008
     Emerging Countries               48,415,929      October 2006 to 2008

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended October 31, 2000, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                      Purchases         Sales
                                    --------------   ------------
Worldwide Growth (1)                $  471,483,817   $455,557,275
International Value (2)              1,220,243,069    499,152,324
International Core Growth (1)           61,346,868     58,790,704
International SmallCap Growth (1)      457,484,733    370,312,350
Emerging Countries (1)                 209,290,711    238,753,252

----------
(1) For the period July 1, 2000 thru October 31, 2000 (2) For the year ended October 31, 2000

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of PGI. The investment management agreements compensate the Manager with a fee, computed daily and payable

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                As a percent of average net assets
                                ----------------------------------
Worldwide Growth                1.00% on first $500 million; 0.90% on next
                                $500 million; and 0.85% in excess of $1 billion
International Value             1.00%
International Core Growth       1.00% on first $500 million; 0.90% on next
                                $500 million; and 0.85% in excess of $1 billion
International SmallCap Growth   1.00% on first $500 million; 0.90% on next
                                $500 million; and 0.85% in excess of $1 billion
Emerging Countries              1.25%

For the period ended October 31, 2000 the Advisor earned $21,757,031 in investment management fees.

On July 31, 2000, Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Worldwide Growth, International Core Growth and Emerging Countries effective September 30, 2000. October 1, 2000, ING Pilgrim Investments, Inc. began advising the Funds directly.

PGI (the "Administrator") serves as administrator to the International Value Fund. The Fund paid the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the period ended October 31, 2000 the Administrator earned $1,755,565 in administrative and account servicing fees.

NOTE 5 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                                 Class A   Class B   Class C   Class M   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth                   0.35%     1.00%     1.00%     N/A      0.25%
International Value                0.30      1.00      1.00      N/A      0.25
International Core Growth          0.35      1.00      1.00      N/A      0.25
International SmallCap Growth      0.35      1.00      1.00      N/A      0.25
Emerging Countries                 0.35      1.00      1.00      N/A      0.25

Fees paid to the Distributor by class during the period ended October 31, 2000 are shown in the accompanying Statements of Operations. For the period ended October 31, 2000, the Distributor earned $14,423,558 in Distributor fees.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended October 31, 2000, the Distributor earned the following amounts in sales charges from all International Funds:

                                     Class A     Class B    Class C     Class M
                                      Shares      Shares     Shares      Shares
                                      ------      ------     ------      ------
Initial Sales Charges                $779,776       N/A       N/A          $132
Contingent deferred sales charges    $117,808       $ 0     $340,042        N/A

NOTE: International Value and Emerging Markets were for the year ended October 31, 2000. International Core Growth, International SmallCap Growth, Emerging Countries, Asia-Pacific Equity, and Worldwide Growth were for the period from July 1, 2000 to October 31, 2000. Worldwide Emerging Markets, Global Technology, Global Corporate Leaders, SmallCap Asia Growth, Troika Dialog Russia, Global Income, Gold, and Silver were for the period from August 1, 2000 to October 31, 2000.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 6 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended October 31, 2000 are shown in the accompanying Statements of Operations.

NOTE 7 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                   Maximum Operating Expense Limit
                               (as a percentage of average net assets)
                         -------------------------------------------------------
                         Class A     Class B     Class C     Class M     Class Q
                         -------     -------     -------     -------     -------
Worldwide Growth           1.85%       2.50%       2.50%      N/A          1.60%
International Value         N/A         N/A         N/A       N/A           N/A
International Core
  Growth                   1.95        2.60        2.60       N/A          1.65
International
  SmallCap
  Growth                   1.95        2.60        2.60       N/A          1.65
Emerging Countries         2.25        2.90        2.90       N/A          1.90

NOTE 8 -- CREDIT FACILITY

The Pilgrim Funds, Pilgrim Equity Trust and Pilgrim Mayflower Trust have entered into an unsecured committed revolving line of credit agreement with State Street Bank and Trust Company for an aggregate amount of $50,000,000. In addition, Pilgrim Investment Funds, Inc., Pilgrim Advisory Funds, Inc., Pilgrim Bank & Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim Mutual Funds have entered into an unsecured committed revolving line of credit agreement ("the Credit Agreements") with State Street Bank and Trust Company for an aggregate amount of $75,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an Investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreements. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of and for the periods ended October 31, 2000 there was no balance outstanding under the credit facility.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                   Class A Shares
                           ----------------------------------------------------------------
                            Four Months         Year         Three Months          Year
                               Ended           Ended             Ended            Ended
                            October 31,       June 30,         June 30,         March 31,
                               2000             2000             1999              1999
                           -------------    -------------    -------------    -------------
Worldwide Growth
 (Number of Shares)
Shares sold                    4,005,399       14,001,807        1,172,285        5,575,910
Shares issued as
 reinvestment of
 dividends                                        422,437               86           96,384
Shares redeemed               (2,499,778)      (9,384,459)        (660,100)      (5,374,372)
                           -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                   1,505,621        5,039,785          512,271          297,922
                           =============    =============    =============    =============
Worldwide Growth ($)
Shares sold                $ 116,318,819    $ 404,667,268    $  26,425,907    $ 110,310,826
Shares issued as
 reinvestment of
 dividends                                     10,797,545               --        1,739,418
Shares redeemed              (73,218,592)    (273,872,546)     (14,957,153)    (107,031,318)
                           -------------    -------------    -------------    -------------
Net increase in shares
 outstanding               $  43,100,227    $ 141,592,267    $  11,468,754    $   5,018,926
                           =============    =============    =============    =============

                                                  Class B Shares
                           ----------------------------------------------------------------
                            Four Months         Year         Three Months          Year
                               Ended            Ended           Ended             Ended
                            October 31,       June 30,         June 30,         March 31,
                                2000            2000             1999              1999
                           -------------    -------------    -------------    -------------
Worldwide Growth
 (Number of Shares)
Shares sold                      631,926        2,987,911          353,077          544,757
Shares issued as
 reinvestment of
 dividends                            --          192,099               --           39,170
Shares redeemed                 (230,519)        (336,704)         (70,889)        (319,228)
                           -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                     401,407        2,843,306          282,188          264,699
                           =============    =============    =============    =============
Worldwide Growth ($)
Shares sold                $  20,649,472    $  95,993,252    $   9,019,106    $  11,616,885
Shares issued as
 reinvestment of
 dividends                            --        5,534,613               --          799,305
Shares redeemed               (7,450,350)     (10,888,095)      (1,811,055)      (6,778,733)
                           -------------    -------------    -------------    -------------
Net increase in shares
 outstanding               $  13,199,122    $  90,639,770    $   7,208,051    $   5,637,457
                           =============    =============    =============    =============

                                                      Class C Shares
                           ----------------------------------------------------------------
                            Four Months         Year         Three Months         Year
                               Ended            Ended           Ended             Ended
                            October 31,       June 30,         June 30,         March 31,
                               2000             2000             1999             1999
                           -------------    -------------    -------------    -------------
Worldwide Growth
 (Number of Shares)
Shares sold                    1,218,370        3,546,660          316,937        1,258,419
Shares issued as
 reinvestment of
 dividends                            --          554,745               --          117,737
Shares redeemed               (1,075,019)        (797,116)        (195,915)      (1,224,596)
                           -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding           143,351        3,304,289          121,022          151,560
                           =============    =============    =============    =============
Worldwide Growth ($)
Shares sold                $  34,976,677    $ 103,794,801    $   7,199,228    $  23,846,842
Shares issued as
 reinvestment of
 dividends                            --       14,207,022               --        2,145,255
Shares redeemed              (31,067,826)     (22,853,219)      (4,443,951)     (22,854,997)
                           -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding     $   3,908,851    $  95,148,604    $   2,755,277    $   3,137,100
                           =============    =============    =============    =============

                                                   Class Q Shares
                           ----------------------------------------------------------------
                            Four Months         Year             Year              Year
                               Ended            Ended           Ended             Ended
                            October 31,       June 30,         June 30,         March 31,
                                2000            1999             1999              1999
                           -------------    -------------    -------------    -------------
Worldwide Growth
 (Number of Shares)
Shares sold                      458,143        1,816,105          430,631          350,299
Shares issued as
 reinvestment of
 dividends                            --           85,463               --            4,352
Shares redeemed                 (562,214)        (873,920)        (180,058)         (89,828)
                           -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding          (104,071)       1,027,648          250,573          264,823
                           =============    =============    =============    =============
Worldwide Growth ($)
Shares sold                $  15,506,281    $  60,334,275    $  11,187,418    $   7,773,616
Shares issued as
 reinvestment of
 dividends                            --        2,513,469               --           89,521
Shares redeemed              (18,881,326)     (30,258,824)      (4,610,453)      (1,884,358)
                           -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding     $  (3,375,045)   $  32,588,920    $   6,576,965    $   5,978,779
                           =============    =============    =============    =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                           Class A Shares                        Class B Shares
                                 ----------------------------------    ----------------------------------
                                                Year                                   Year
                                                Ended                                 Ended
                                             October 31,                           October 31,
                                 ----------------------------------    ----------------------------------
                                      2000               1999               2000               1999
                                 ---------------    ---------------    ---------------    ---------------
International Value
 (Number of Shares)
Shares sold                           83,175,007         37,389,180          9.796,492          8,274,008
Shares issued as reinvestments
 of dividends                          1,328,930          1,139,195            622,312            520,861
Shares redeemed                      (59,935,901)       (25,654,229)        (2,916,805)        (2,066,590)
                                 ---------------    ---------------    ---------------    ---------------
Net increase in shares
 outstanding                          24,568,036         12,874,146          7,501,999          6,728,279
                                 ===============    ===============    ===============    ===============
International Value ($)
Shares sold                      $ 1,354,284,766    $   491,487,619    $   157,186,306    $   111,215,626
Shares issued as reinvestments
 of dividends                         21,993,188         13,398,457         10,213,421          6,044,049
Shares redeemed                     (975,073,293)      (331,576,463)       (46,780,828)       (26,329,963)
                                 ---------------    ---------------    ---------------    ---------------
Net increase in shares
 outstanding                     $   401,204,661    $   173,309,613    $   120,618,899    $    90,929,712
                                 ===============    ===============    ===============    ===============

                                            Class C Shares                       Class Q Shares
                                 ----------------------------------    ----------------------------------
                                               Year                                    Year
                                               Ended                                  Ended
                                            October 31,                            October 31,
                                 ----------------------------------    ----------------------------------
                                      2000               1999               2000               2000
                                 ---------------    ---------------    ---------------    ---------------
International Value
 (Number of Shares)
Shares sold                           19,178,129         12,104,834          1,548,084            913,289
Shares issued as reinvestments
 of dividends                            732,571            515,060                 --                 --
Shares redeemed                       (4,309,599)        (3,018,495)           (56,473)            (1,321)
                                 ---------------    ---------------    ---------------    ---------------
Net increase in shares
 outstanding                          15,601,101          9,601,399          1,491,611            911,968
                                 ===============    ===============    ===============    ===============
International Value ($)
Shares sold                      $   307,905,636    $   162,419,735    $    24,545,939         13,989,768
Shares issued as reinvestments
 of dividends                         11,999,531          5,974,729                 --                 --
Shares redeemed                      (68,808,206)       (39,186,243)          (943,654)           (21,126)
                                 ---------------    ---------------    ---------------    ---------------
Net increase in shares
 outstanding                     $   251,096,961    $   129,208,221    $    23,602,285    $    13,968,642
                                 ===============    ===============    ===============    ===============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares
                            ----------------------------------------------------------------
                             Four Months         Year         Three Months         Year
                                Ended           Ended             Ended            Ended
                             October 31,       June 30,         June 30,         March 31,
                                2000             2000             1999             1999
                            -------------    -------------    -------------    -------------
International Core Growth
 (Number of Shares)
Shares sold                     1,609,319        5,045,863        1,699,541        4,111,884
Shares issued as
 reinvestment of
 dividends                                          33,304               --            5,819
Shares redeemed                (1,446,511)      (4,770,319)      (2,264,636)      (3,641,067)
                            -------------    -------------    -------------    -------------
Net increase in
 shares outstanding               162,808          308,848         (565,095)         476,636
                            =============    =============    =============    =============
International Core
 Growth ($)
Shares sold                 $  35,660,867    $ 121,096,575    $  30,866,314    $  72,899,494
Shares issued as
 reinvestment of
 dividends                                         740,357               --          109,877
Shares redeemed               (32,390,856)    (114,696,068)     (41,080,307)     (65,603,216)
                            -------------    -------------    -------------    -------------
Net increase in
 shares outstanding         $   3,270,011    $   7,140,864    $ (10,213,993)   $   7,406,155
                            =============    =============    =============    =============

                                                   Class B Shares
                            ----------------------------------------------------------------
                             Four Months         Year         Three Months          Year
                                Ended           Ended             Ended            Ended
                             October 31,       June 30,         June 30,         March 31,
                                 2000            2000             1999              1999
                            -------------    -------------    -------------    -------------
International Core Growth
 (Number of Shares)
Shares sold                       177,101          458,137           47,812          317,938
Shares issued as
 reinvestment of
 dividends                                          30,801               --            2,484
Shares redeemed                  (165,362)        (215,896)         (33,706)        (168,120)
                            -------------    -------------    -------------    -------------
Net increase in
 shares outstanding                11,739          273,042           14,106          152,302
                            =============    =============    =============    =============
International Core
 Growth ($)
Shares sold                 $   4,037,626    $  11,335,788    $     888,899    $   5,553,372
Shares issued as
 reinvestment of
 dividends                                         689,313               --           47,437
Shares redeemed                (3,765,765)      (5,138,991)        (610,199)      (2,893,130)
                            -------------    -------------    -------------    -------------
Net increase in
 shares outstanding         $     271,861    $   6,886,110    $     278,700    $   2,707,679
                            =============    =============    =============    =============

                                                     Class C Shares
                            ----------------------------------------------------------------
                             Four Months         Year           3 Months            Year
                                Ended            Ended           Ended             Ended
                             October 31,       June 30,         June 30,         March 31,
                                2000             2000             1999              1999
                            -------------    -------------    -------------    -------------
International Core Growth
 (Number of Shares)
Shares sold                     1,025,108        1,618,402          113,784          455,651
Shares issued as
 reinvestment of
 dividends                                          33,214               --            1,471
Shares redeemed                  (925,675)      (1,158,306)         (69,740)         (82,349)
                            -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                99,433          493,310           44,044          374,773
                            =============    =============    =============    =============
International Core
 Growth ($)
Shares sold                 $  23,241,494    $  39,015,970    $   2,117,597    $   7,964,267
Shares issued as
 reinvestment of
 dividends                                         745,659               --           28,148
Shares redeemed               (21,161,483)     (27,691,220)      (1,298,517)      (1,412,367)
                            -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding         $   2,080,011    $  12,070,409    $     819,080    $   6,580,048
                            =============    =============    =============    =============

                                                     Class Q Shares
                            ----------------------------------------------------------------
                            Four Months          Year         Three Months          Year
                               Ended             Ended            Ended            Ended
                            October 31,        June 30,         June 30,         March 31,
                                2000             2000             1999              1999
                            -------------    -------------    -------------    -------------
International Core Growth
 (Number of Shares)
Shares sold                       165,852          780,577           93,649          581,442
Shares issued as
 reinvestment of
 dividends                             --           24,738               --            1,463
Shares redeemed                  (193,498)        (615,038)        (228,977)         (67,954)
                            -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding               (27,646)         190,277         (135,328)         514,951
                            =============    =============    =============    =============
International Core
 Growth ($)
Shares sold                 $   3,896,070    $  20,639,997    $   1,771,267    $  10,297,873
Shares issued as
 reinvestment of
 dividends                             --          572,187               --           31,169
Shares redeemed                (4,527,377)     (16,620,923)      (4,253,651)      (1,185,061)
                            -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding         $    (631,307)   $   4,591,261    $  (2,482,384)   $   9,143,981
                            =============    =============    =============    =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------


                                                             Class A Shares
                                    ----------------------------------------------------------------
                                      Ten Months         Year         Three Months         Year
                                        Ended           Ended             Ended            Ended
                                     October 31,       June 30,         June 30,         March 31,
                                         2000            2000             1999             1999
                                    -------------    -------------    -------------    -------------
International SmallCap Growth
 (Number of Shares)
Shares sold                             7,284,746       18,367,774        1,367,921        4,953,991
Shares issued as reinvestment
 of dividends                                  --          169,910               --           41,096
Shares redeemed                        (6,508,231)     (13,311,135)        (997,179)      (4,370,199)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                              776,515        5,226,549          370,742          624,888
                                    =============    =============    =============    =============
International SmallCap Growth ($)
Shares sold                         $ 281,224,096    $ 753,445,372    $  30,182,958    $ 101,529,799
Shares issued as reinvestment
 of dividends                                  --        5,544,302               --          811,876
Shares redeemed                      (252,360,434)    (552,362,495)     (22,024,759)     (90,418,518)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                        $  28,863,662    $ 206,627,179    $   8,158,199    $  11,923,157
                                    =============    =============    =============    =============

                                                            Class B Shares
                                    ----------------------------------------------------------------
                                     Ten Months          Year         Three Months          Year
                                        Ended            Ended           Ended             Ended
                                     October 31,       June 30,         June 30,         March 31,
                                        2000             2000             1999              1999
                                    -------------    -------------    -------------    -------------
International SmallCap Growth
 (Number of Shares)
Shares sold                               647,440        2,668,131           98,528          574,326
Shares issued as reinvestment
 of dividends                                               85,395               --           21,611
Shares redeemed                          (364,779)        (465,407)         (55,682)        (472,298)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                              282,661        2,288,119           42,846          123,639
                                    =============    =============    =============    =============
International SmallCap Growth ($)
Shares sold                         $  27,240,137    $ 110,600,703    $   2,333,350    $  12,177,504
Shares issued as reinvestment
 of dividends                           2,953,812               --          452,596
Shares redeemed                       (15,204,196)     (20,315,971)      (1,302,925)      (9,959,007)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                        $  12,035,941    $  93,238,544    $   1,030,425    $   2,671,093
                                    =============    =============    =============    =============

                                                            Class C Shares
                                    ----------------------------------------------------------------
                                     Ten Months          Year         Three Months          Year
                                        Ended            Ended            Ended            Ended
                                     October 31,       June 30,         June 30,         March 31,
                                        2000             2000             1999              1999
                                    -------------    -------------    -------------    -------------
International SmallCap Growth
 (Number of Shares)
Shares sold                             1,025,749        4,361,314          146,271          660,257
Shares issued as reinvestment
 of dividends                                  --           80,888               --           13,435
Shares redeemed                          (736,411)      (1,600,661)         (34,123)        (464,252)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                              289,338        2,841,541          112,148          209,440
                                    =============    =============    =============    =============
International SmallCap Growth ($)
Shares sold                         $  38,976,927    $ 174,228,168    $   3,168,229    $  12,933,840
Shares issued as reinvestment
 of dividends                                  --        2,568,991               --          258,146
Shares redeemed                       (28,136,442)     (63,584,070)        (740,072)      (9,055,952)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                        $  10,840,485    $ 113,213,089    $   2,428,157    $   4,136,034
                                    =============    =============    =============    =============

                                                             Class Q Shares
                                    ----------------------------------------------------------------
                                     Ten Months          Year         Three Months         Year
                                        Ended           Ended            Ended             Ended
                                     October 31,       June 30,         June 30,         March 31,
                                        2000             2000             1999             1999
                                    -------------    -------------    -------------    -------------
International SmallCap Growth
 (Number of Shares)
Shares sold                             2,318,401        6,375,425          529,877        1,567,046
Shares issued as reinvestment
 of dividends                                  --          154,058               --           12,918
Shares redeemed                        (1,788,278)      (4,450,408)        (269,090)        (563,058)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                              530,123        2,079,075          260,787        1,016,906
                                    =============    =============    =============    =============
International SmallCap Growth ($)
Shares sold                         $  95,855,054    $ 267,585,482    $  12,505,725    $  32,536,160
Shares issued as reinvestment
 of dividends                                  --        4,781,312               --          249,737
Shares redeemed                       (75,048,798)    (196,319,048)      (6,328,290)     (11,408,948)
                                    -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                        $  20,806,256    $  76,047,746    $   6,177,435    $  21,376,949
                                    =============    =============    =============    =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------


                                                         Class A Shares
                               ------------------------------------------------------------------
                                 Four Months          Year         Three Months         Year
                                    Ended            Ended             Ended           Ended
                                 October 31,        June 30,         June 30,        March 31,
                                     2000             2000             1999             1999
                               --------------- ----------------- ---------------- ---------------
Emerging Countries
 (Number of Shares)
Shares sold                         2,018,292        7,123,710        1,064,600        3,262,352
Shares issued as reinvestment
 of dividends                              --               --               --           17,479
Shares redeemed                    (2,106,144)      (6,583,130)      (1,382,928)      (3,852,081)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (87,852)         540,580         (318,328)        (572,250)
                                =============    =============    =============    =============
Emerging Countries ($)
Shares sold                     $  37,136,028    $ 142,495,750    $  16,015,629    $  45,426,994
Shares issued as reinvestment
 of dividends                              --               --               --          277,913
Shares redeemed                   (39,399,667)    (131,430,829)     (20,693,691)     (51,942,286)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding             $  (2,263,639)   $  11,064,921    $  (4,678,062)   $  (6,237,379)
                                =============    =============    =============    =============

                                                        Class B Shares
                                ----------------------------------------------------------------
                                 Four Months         Year         Three Months         Year
                                    Ended           Ended             Ended            Ended
                                 October 31,       June 30,         June 30,         March 31,
                                     2000            2000             1999             1999
                                -------------    -------------    -------------    -------------
Emerging Countries
 (Number of Shares)
Shares sold                            72,083          261,876           82,535          382,174
Shares issued as reinvestment
 of dividends                              --               --               --            7,286
Shares redeemed                      (181,835)        (320,122)        (168,473)        (951,609)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                  (109,752)         (58,246)         (85,938)        (562,149)
                                =============    =============    =============    =============
Emerging Countries ($)
Shares sold                     $   1,296,696    $   5,287,628    $   1,322,669    $   5,698,657
Shares issued as reinvestment
 of dividends                              --               --               --          118,138
Shares redeemed                    (3,310,448)      (6,237,718)      (2,572,889)     (12,756,398)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding             $  (2,013,752)   $    (950,090)   $  (1,250,220)   $  (6,939,603)
                                =============    =============    =============    =============

                                                       Class C Shares
                                ----------------------------------------------------------------
                                 Four Months         Year          Three Months         Year
                                    Ended           Ended             Ended            Ended
                                 October 31,       June 30,          June 30,        March 31,
                                     2000            2000              1999             1999
                                -------------    -------------    -------------    -------------
Emerging Countries
 (Number of Shares)
Shares sold                            80,835          395,139          116,572          521,678
Shares issued as reinvestment
 of dividends                              --               --               --            5,264
Shares redeemed                      (174,804)        (363,300)         (99,525)      (1,239,995)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (93,969)          31,839           17,047         (713,053)
                                =============    =============    =============    =============
Emerging Countries ($)
Shares sold                     $   1,412,550    $   7,854,682    $   1,744,612    $   7,326,720
Shares issued as reinvestment
 of dividends                              --               --               --           82,205
Shares redeemed                    (3,092,478)      (6,755,539)      (1,481,896)     (16,381,157)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding             $  (1,679,928)   $   1,099,143    $     262,716    $  (8,972,232)
                                =============    =============    =============    =============

                                                         Class Q Shares
                                ----------------------------------------------------------------
                                 Four Months         Year         Three Months         Year
                                    Ended            Ended            Ended            Ended
                                 October 31,       June 30,         June 30,         March 31,
                                     2000            2000             1999             1999
                                -------------    -------------    -------------    -------------
Emerging Countries
 (Number of Shares)
Shares sold                         1,364,617        4,383,749        1,208,239        4,616,946
Shares issued as reinvestment
 of dividends                              --               --               --           36,438
Shares redeemed                    (1,825,785)      (3,235,471)        (459,541)      (3,431,547)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                  (461,168)       1,148,278          748,698        1,221,837
                                =============    =============    =============    =============
Emerging Countries ($)
Shares sold                     $  26,686,067    $  94,747,678    $  19,053,123    $  65,385,070
Shares issued as reinvestment
 of dividends                              --               --               --          593,577
Shares redeemed                   (34,329,659)     (67,344,187)      (7,234,180)     (45,346,860)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding             $  (7,643,592)   $  27,403,491      (11,818,943)   $  20,631,787
                                =============    =============    =============    =============

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000 Worldwide Growth, International Core Growth, International SmallCap Growth, and Emerging Countries changed their fiscal year-end from June 30 to October 31. This change was done to facilitate the administration of the Funds.


NOTE 11 -- FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 2000 FOR THE
           PILGRIM INTERNATIONAL VALUE FUND.

  Currency                               In                            Net
     to               Settlement       Exchange                     Unrealized
  Purchase              Date             For          Value$       Depreciation
  --------              ----             ---          ------       ------------
British Pound                            USD
  GBP 3,131,226        11/1/00        4,498,318      4,543,249      $   44,931
  GBP 1,709,917        11/2/00        2,453,560      2,481,002          27,442
  GBP 3,633,747        11/2/00        5,214,064      5,272,382          58,318

Japanese Yen
  JP4 2,940,951,000   11/10/00       27,313,219     26,952,765        (360,454)

Swiss Francs
  CHF 4,694,527        11/1/00        2,598,688      2,611,554          12,864
  CHF 6,711,447        11/2/00        3,718,562      3,733,560          14,998
                                                                    ----------
                                                                    $ (201,901)
                                                                    ----------

NOTE 12 -- Foreign Taxes Withheld

For the period ended October 31, 2000, the Funds had foreign taxes withheld which have been deducted from dividend income:

Worldwide Growth(1)                $  100,499
International Value(2)              5,170,145
International Core Growth(1)               --
International SmallCap Growth(1)      101,407
Emerging Countries(1)                  56,592

----------
(1)  For the period July 1, 2000 thru October 31, 2000
(2)  For the year ended October 31, 2000

--------
Pilgrim
Funds
--------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 13 -- SUBSEQUENT EVENTS

Subsequent to October 31, 2000, the following Funds declared dividends of:

                                            Per Share
Fund Name                        Type        Amount        Payable Date          Record Date
---------                        ----        ------        ------------          -----------
Worldwide Growth
  Class A                        STCG       $ 0.8196     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 0.9178     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.8161     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 0.9444     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 0.2542     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 0.2846     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 0.2531     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 0.2929     November 20, 2000     November 15, 2000

International Core Growth
  Class A                        STCG       $ 0.1544     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 0.1540     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.1546     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 0.1606     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 0.8903     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 0.8881     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 0.8915     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 0.9529     November 20, 2000     November 15, 2000

  Class A                         NII       $ 0.4099     November 20, 2000     November 15, 2000
  Class B                         NII       $ 0.3146     November 20, 2000     November 15, 2000
  Class C                         NII       $ 0.3320     November 20, 2000     November 15, 2000
  Class Q                         NII       $ 0.4177     November 20, 2000     November 15, 2000

International SmallCap Growth
  Class A                        STCG       $ 0.9984     November 20, 2000     November 15, 2000
  Class B                        STCG       $ 1.0530     November 20, 2000     November 15, 2000
  Class C                        STCG       $ 0.9665     November 20, 2000     November 15, 2000
  Class Q                        STCG       $ 1.0572     November 20, 2000     November 15, 2000

  Class A                        LTCG       $ 1.4849     November 20, 2000     November 15, 2000
  Class B                        LTCG       $ 1.5661     November 20, 2000     November 15, 2000
  Class C                        LTCG       $ 1.4375     November 20, 2000     November 15, 2000
  Class Q                        LTCG       $ 1.5724     November 20, 2000     November 15, 2000

  Class A                         NII       $ 0.2335     November 20, 2000     November 15, 2000
  Class B                         NII       $ 0.0716     November 20, 2000     November 15, 2000
  Class C                         NII       $ 0.0916     November 20, 2000     November 15, 2000
  Class Q                         NII       $ 0.2461     November 20, 2000     November 15, 2000

--------
Pilgrim
Funds
--------

        NOTES TO FINANCIAL STATEMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                  Per Share
Fund Name              Type        Amount          Payable Date          Record Date
---------              ----        ------          ------------          -----------
International Value
  All Classes          STCG       $ 0.5311     November 20, 2000     November 15, 2000
  All Classes          LTCG       $ 1.3496     November 20, 2000     November 15, 2000

  Class A               NII       $ 0.1419     November 20, 2000     November 15, 2000
  Class B               NII       $ 0.0278     November 20, 2000     November 15, 2000
  Class C               NII       $ 0.0366     November 20, 2000     November 15, 2000
  Class Q               NII       $ 0.1446     November 20, 2000     November 15, 2000

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

On November 29, 2000, a proxy statement was filed with the Securities and Exchange Commission ("SEC") for the reorganization of Global Corporate Leaders into Worldwide Growth. On December 4, 2000, a proxy statement was filed with the SEC for the reorganization of Emerging Markets Value and Worldwide Emerging Markets into Emerging Countries. Upon approval, proxy statements will be mailed to the shareholders.

Pilgrim
Worldwide
Growth Fund     PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                  COMMON STOCKS: 89.79%
                  BERMUDA: 0.54%
   101,050   @    Tycom Ltd. ADR                                    $  3,385,175
                                                                    ------------
                  Total Bermuda                                        3,385,175
                                                                    ------------
                  BRAZIL: 0.48%
    72,711        Tele Norte Leste
                   Participacoes SA ADR                                1,608,731
    19,300        Telecomunicacoes
                   Brasileiras SA ADR                                  1,413,725
                                                                    ------------
                  Total Brazil                                         3,022,456
                                                                    ------------
                  CANADA: 4.89%
   117,450        Abitibi-Consolidated Inc.                            1,027,687
    67,000        Alberta Energy Co., Ltd.                             2,467,267
   138,800   @    Anderson Exploration Ltd.                            2,544,288
    18,400   @    Ballard Power Systems, Inc.                          1,978,000
   125,800   @    Biovail Corp.                                        5,291,463
   145,500        Bombardier Inc.                                      2,281,326
    28,500   @    C-Mac Industries Inc.                                1,581,750
    66,700   @    Celestica Inc.                                       4,750,874
    13,500        Magna Int'l, Inc.                                      603,633
   155,400        Nortel Networks Corp.                                7,070,700
    46,400   @    Precision Drilling Corp.                             1,328,200
                                                                    ------------
                  Total Canada                                        30,925,188
                                                                    ------------
                  CHINA: 0.37%
10,700,000        PetroChina Co., Ltd.                                 2,250,032
     5,000        PetroChina Co., Ltd. ADR                               105,938
                                                                    ------------
                  Total China                                          2,355,970
                                                                    ------------
                  DENMARK: 0.55%
    16,300        Novo-Nordisk A/S                                     3,457,210
                                                                    ------------
                  Total Denmark                                        3,457,210
                                                                    ------------
                  FINLAND: 0.40%
    45,100        Elisa Communications OYJ                             1,251,494
    29,250        Nokia OYJ ADR                                        1,250,437
                                                                    ------------
                  Total Finland                                        2,501,931
                                                                    ------------
                  FRANCE: 5.35%
    48,300        Accor SA                                          $  1,955,099
    44,000        Alcatel SA                                           2,684,632
    44,100        Aventis SA                                           3,180,978
     8,900        Groupe Danone                                        1,244,659
    30,700        France Telecom                                       3,209,610
    98,300        Sanofi-Synthelabo SA                                 5,171,880
    33,700        Schneider Electric SA                                2,194,884
    76,700        STMicroelectronics NV ADR                            3,983,606
    84,000        Societe Television Francaise                         4,583,460
    21,370        Total Fina Elf SA                                    3,057,492
    67,800   @    Vivendi Environnement                                2,531,545
                                                                    ------------
                  Total France                                        33,797,845
                                                                    ------------
                  GERMANY: 1.04%
    71,500        Dresdner Bank AG                                     2,979,139
    52,800        E.ON AG                                              2,682,989
    21,500        Intershop Communications                               930,490
                                                                    ------------
                  Total Germany                                        6,592,618
                                                                    ------------
                  GREECE: 0.44%
    74,600        Alpha Bank SA                                        2,757,232
                                                                    ------------
                  Total Greece                                         2,757,232
                                                                    ------------
                  HONG KONG: 1.22%
   330,000        Cheung Kong (Holdings)                               3,649,506
   325,800   @    Hutchison Whampoa                                    4,052,135
                                                                    ------------
                  Total Hong Kong                                      7,701,641
                                                                    ------------
                  IRELAND: 0.92%
   237,500        Allied Irish Banks PLC                               2,418,511
    64,900   @    Elan Corp PLC ADR                                    3,370,744
                                                                    ------------
                  Total Ireland                                        5,789,255
                                                                    ------------
                  ISRAEL: 0.75%
    80,500        Teva Pharmaceutical Industries ADR                   4,759,563
                                                                    ------------
                  Total Israel                                         4,759,563
                                                                    ------------
                  ITALY: 1.69%
   279,600        Alleanza Assicurazioni SpA                           3,708,509
   346,400        Edison SpA                                           3,262,902
   284,600        Riunione Adriatica di Sicurta SpA                    3,736,186
                                                                    ------------
                  Total Italy                                         10,707,597
                                                                    ------------
                  JAPAN: 6.37%
    90,000        Daikin Industries                                 $  1,740,366
    40,600        Fanuc                                                3,646,428
   118,000        Fujitsu Ltd.                                         2,102,296
    15,600   @    Itochu Techno Science                                3,708,601
    48,000        Konami Co.                                           4,047,106
   185,000        Mitsui Fudosan                                       2,241,397
    25,100        Murata Manufacturing Co., Ltd.                       3,004,225
    88,000        NEC Corp.                                            1,677,496
   198,000        Nippon Sheet Glass                                   3,012,235
       131        Nippon Telegraph & Telephone Corp.                   1,192,164
   119,000        Nomura Securities Co., Ltd.                          2,524,722
        89        NTT Docomo Inc.                                      2,194,107
   104,000        Pioneer Corp.                                        3,221,555
   398,000        Sanyo Electric Co., Ltd.                             3,027,448
    36,700        Sony Corp.                                           2,932,906
                                                                    ------------
                  Total Japan                                         40,273,052
                                                                    ------------
                  MEXICO: 0.14%
    16,200        Telefonos de Mexico SA ADR                             873,787
                                                                    ------------
                  Total Mexico                                           873,787
                                                                    ------------
                  NETHERLANDS: 3.10%
   116,800        Koninklijke Ahold NV                                 3,392,758
    45,200        Akzo Nobel NV                                        2,057,839
    54,050   @    ASM Lithography Holding NV ADR                       1,503,266
    58,865        Konnklijke Phillips Electronics ADR                  2,350,921
    53,400        Numico NV                                            2,496,871
    36,700   @    Qiagen NV                                            1,572,753
    52,600        Royal Dutch Petroleum Co.                            3,119,637
    61,700        Unilever NV                                          3,094,396
                                                                    ------------
                  Total Netherlands                                   19,588,441
                                                                    ------------
                  PORTUGAL: 0.77%
   548,800        Portugal Telecom                                     4,889,975
                                                                    ------------
                  Total Portugal                                       4,889,975
                                                                    ------------
                  SINGAPORE: 0.84%
    97,000        Flextronics International                            3,686,000
   162,000        Singapore Airlines Ltd.                              1,623,413
                                                                    ------------
                  Total Singapore                                      5,309,413
                                                                    ------------
                  SOUTH KOREA: 0.23%
    64,720        Korea Electric Power Corp.                           1,445,176
                                                                    ------------
                  Total South Korea                                    1,445,176
                                                                    ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                  SPAIN: 1.32%
    183,000       Altadis SA                                       $   2,740,937
    332,600       Banco Santander Central Hispano SA                   3,223,232
    145,700       Endesa SA                                            2,373,908
        501       Telefonica SA ADR                                       29,027
                                                                   -------------
                  Total Spain                                          8,367,104
                                                                   -------------
                  SWEDEN: 1.34%
    131,000       Telefonaktiebolaget LM Ericsson ADR                  1,817,625
    303,900       Nordic Baltic Holding AB                             2,281,006
    278,100       Svenska Handelsbanken                                4,369,535
                                                                   -------------
                  Total Sweden                                         8,468,166
                                                                   -------------
                  SWITZERLAND: 1.37%
      1,600       Nestle SA                                            3,315,531
     17,200       UBS AG                                               2,382,510
      6,100       Zurich Financial Services AG                         2,952,270
                                                                   -------------
                  Total Switzerland                                    8,650,311
                                                                   -------------
                  UNITED KINGDOM: 8.66%
    214,300       BAA PLC                                              1,781,677
    421,042       BAE Systems PLC                                      2,391,715
     66,900       Barclays PLC                                         1,914,191
    687,800       BG Group PLC                                         2,754,378
    643,600       Billiton PLC                                         2,455,975
    171,300       Cable & Wireless PLC                                 2,423,339
    949,400       Centrica PLC                                         3,264,749
    185,000       CMG PLC                                              3,054,683
    330,500       Diageo PLC                                           3,119,399
    287,600   @   Energis PLC                                          2,459,942
    268,000       HSBC Holdings                                        3,728,427
    687,800   @   Lattice Group PLC                                    1,467,005
    186,600       Logica PLC                                           5,520,534
     22,800       Reuters Group PLC ADR                                2,687,550
    154,400       Rio Tinto PLC                                        2,497,896
    208,100       Royal Bank of Scotland Group PLC                     4,671,051
    140,000       Sema Group PLC                                       1,767,256
    398,400       Shell Transport & Trading Co.                        3,205,333
     13,200   @   Shire Pharmaceuticals PLC ADR                          829,950
    649,100       Vodafone Group PLC                                   2,700,644
                                                                   -------------
                  Total United Kingdom                                54,695,694
                                                                   -------------
                  UNITED STATES: 47.01%
     71,800       Adobe Systems, Inc.                              $   5,461,288
    158,000       AES Corp.                                            8,927,000
     18,100   @   Amdocs Ltd.                                          1,173,106
    123,300       America Online, Inc.                                 6,218,019
     63,200   @   Applied Micro Circuits Corp.                         4,826,900
     74,800   @   Ariba Inc.                                           9,452,850
    246,680   @   AT&T - Liberty Media Corp.                           4,440,240
     32,100       Baker Hughes, Inc.                                   1,105,765
     55,200       Baxter Int'l, Inc.                                   4,536,750
     57,192   @   BEA Systems Inc.                                     4,103,526
     55,300       Bristol-Myers Squibb Co.                             3,369,844
     57,541       Chase Manhattan Corp.                                2,618,116
    107,500   @   CIENA Corp.                                         11,300,938
    183,700   @   Cisco Systems, Inc.                                  9,896,838
    250,066       Citigroup, Inc.                                     13,159,723
    158,000       Comcast Corp.                                        6,438,500
     59,400   @   Comverse Technology Inc.                             6,637,950
    109,899       Corning, Inc.                                        8,407,273
    106,500       EMC Corp-Mass                                        9,485,156
    168,000       Enron Corp.                                         13,786,500
     62,800   @   Extreme Networks                                     5,208,475
     68,200   @   Fannie Mae                                           5,251,400
    160,703       Gap, Inc.                                            4,148,146
    124,400   @   Genentech, Inc.                                     10,263,000
    158,000       HCA -- The Healthcare Co.                            6,310,125
     33,600   @   Idec Pharmaceuticals Corp.                           6,589,800
    116,619   @   JDS Uniphase Corp.                                   9,489,871
     45,200       Juniper Networks, Inc.                               8,814,000
     81,040       Merck & Co., Inc.                                    7,288,535
     77,443   @   Microsoft Corp.                                      5,333,887
    259,400   @   Oracle Corp.                                         8,560,200
    129,172       Pfizer, Inc.                                         5,578,616
     80,500   @   Qualcomm, Inc.                                       5,241,305
    286,700       Santa Fe Int'l Corp.                                10,464,550
     55,456       Schering-Plough Corp.                                2,866,382
     78,100       Schlumberger Ltd.                                    5,945,362
    139,200   @   Siebel Systems, Inc.                                14,607,300
    106,500   @   Sun Microsystems, Inc.                              11,808,187
     41,000       Transocean Sedco Forex, Inc.                         2,173,000
     76,287       UnitedHealth Group, Inc.                             8,343,891
     76,788   @   Veritas Software Corp.                              10,828,307
    180,800   @   Weatherford Int'l, Inc.                              6,599,200
                                                                   -------------
                  Total United States                                297,059,821
                                                                   -------------
                  Total Common Stocks
                   (Cost $519,946,830)                               567,374,621
                                                                   -------------
                  Preferred Stocks: 0.84%
                  BRAZIL: 0.38%
    382,810       Banco Bradesco SA                                $   2,366,243
                                                                   -------------
                  Total Brazil                                         2,366,243
                                                                   -------------
                  GERMANY: 0.46%
     14,400       SAP AG                                               2,902,335
                                                                   -------------
                  Total Germany                                        2,902,335
                                                                   -------------
                  Total Preferred Stocks
                   (Cost $6,218,446)                                   5,268,578
                                                                   -------------
                  Total Long-Term Investments
                   (Cost $526,165,276)                               572,643,199
                                                                   -------------

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS: 7.94%
               COMMERCIAL PAPER: 7.94%
$25,200,000    Federal National Mortgage Association
                Notes, 6.430%, due 11/02/00                        $  25,195,499
 25,000,000    Nestle Capital Corp. Years 1 & 2,
                6.350%, due 11/01/00                                  25,000,000
                                                                   -------------
               Total Short-Term Investments
                (Cost $50,195,499)                                    50,195,499
                                                                   -------------
               Total Investments in Securities
                (Cost $ 576,360,775)*                   98.57%     $ 622,838,698
               Other Assets and Liabilities-Net          1.43%         9,052,133
                                                       ------      -------------
                    Net Assets                         100.00%     $ 631,890,831
                                                       ======      =============

----------
@    Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $578,375,834. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $ 72,403,674
               Gross Unrealized Depreciation                        (27,940,810)
                                                                   ------------
                    Net Unrealized Appreciation                    $ 44,462,864
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                      0.38%
Airlines                                                               0.26%
Auto Parts & Equipment                                                 0.10%
Banks                                                                  5.65%
Beverages                                                              0.49%
Biotechnology                                                          2.92%
Building Materials                                                     0.75%
Chemicals                                                              0.33%
Computers                                                              7.88%
Diversified Financial Services                                         3.31%
Electric                                                               2.53%
Electrical Components & Equipment                                      0.48%
Electronics                                                            3.28%
Energy -- Alternate Sources                                            0.31%
Engineering & Construction                                             0.28%
Environmental Control                                                  0.40%
Food                                                                   2.14%
Forest Products & Paper                                                0.16%
Gas                                                                    1.18%
Hand/Machine Tools                                                     0.35%
Healthcare -- Products                                                 0.72%
Healthcare -- Services                                                 2.32%
Holding Companies -- Diversified                                       0.64%
Home Furnishings                                                       0.97%
Insurance                                                              1.65%
Internet                                                               2.63%
Lodging                                                                0.31%
Media                                                                  2.87%
Mining                                                                 0.78%
Miscellaneous Manufacturing                                            0.79%
Oil & Gas Producers                                                    4.86%
Oil & Gas Services                                                     2.16%
Pharmaceuticals                                                        7.15%
Pipelines                                                              2.18%
Real Estate                                                            0.93%
Retail                                                                 0.66%
Semiconductors                                                         1.39%
Software                                                               7.12%
Telecommunications                                                    16.88%
Tobacco                                                                0.44%
Short-Term Investments                                                 7.94%
Other Assets and Liabilities, Net                                      1.43%
                                                                     ------
NET ASSETS                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                   COMMON STOCK: 96.15%
                   BRAZIL: 8.00%
     805,500       Banco Bradesco SA ADR                           $  31,579,899
   3,958,900       Centrais Eletricas Brasileiras SA ADR              35,161,762
   1,224,200       Cia de Bebidas das Americas ADR                    27,621,013
   1,472,300       Petroleo Brasileiro SA ADR                         39,044,660
     532,786       Tele Norte Leste Participacoes SA ADR              11,787,890
     191,000       Telecomunicacoes Brasileiras SA ADR                13,990,750
                                                                   -------------
                   Total Brazil                                      159,185,974
                                                                   -------------
                   CHINA: 1.17%
 110,680,000       PetroChina Co., Ltd.                               23,274,163
                                                                   -------------
                   Total China                                        23,274,163
                                                                   -------------
                   DENMARK: 2.05%
     282,180       Den Danske Bank                                    40,865,340
                                                                   -------------
                   Total Denmark                                      40,865,340
                                                                   -------------
                   FRANCE: 5.49%
     549,500       Alcatel SA                                         33,527,394
     225,800       Eridania Beghin-Say                                17,369,806
   1,130,100       Michelin (C.G.D.E.)                                32,702,011
     179,492       Total Fina Elf SA                                  25,680,642
                                                                   -------------
                   Total France                                      109,279,853
                                                                   -------------
                   GERMANY: 6.93%
   4,322,900       BASF AG                                            32,667,231
   3,169,000       Bayerische Motoren Werke AG                        38,016,964
   1,092,300       Deutsche Telekom                                   41,016,483
     515,200       E.ON AG                                            26,179,470
                                                                   -------------
                   Total Germany                                     137,880,148
                                                                   -------------
                   HONG KONG: 2.94%
  17,970,586       First Pacific Co.                                   4,055,421
   2,980,695       Jardine Matheson Holdings, Ltd.                    16,542,857
   6,146,000       Swire Pacific, Ltd.                                37,905,193
                                                                   -------------
                   Total Hong Kong                                    58,503,471
                                                                   -------------
                   IRELAND: 2.92%
   2,012,800       Allied Irish Banks PLC                             20,496,754
   1,133,300       Bank of Ireland                                    37,526,267
                                                                   -------------
                   Total Ireland                                      58,023,021
                                                                   -------------
                   ITALY: 3.80%
  10,687,800       ENI-Ente Nazionale Idrocarburi SpA              $  57,864,501
   1,529,200       Telecom Italia SpA                                 17,713,328
                                                                   -------------
                   Total Italy                                        75,577,829
                                                                   -------------
                   JAPAN: 15.30%
   1,462,533       Bank of Tokyo-Mitsubishi, Ltd.                     19,485,365
     654,000       Daiichi Pharmaceutical Co., Ltd.                   18,580,397
   2,997,000       Daiwa House Industry Co., Ltd.                     18,814,508
   1,878,900       Hitachi, Ltd.                                      20,146,754
       3,700       Japan Tobacco, Inc.                                25,431,884
   3,249,000       Komatsu, Ltd.                                      14,411,548
     875,000       Matsushita Electric Industrial Co., Ltd.           25,420,428
  10,636,000       Mitsubishi Heavy Industries, Ltd.                  41,329,461
   7,603,000       Nippon Mitsubishi Oil Corp.                        40,901,444
       3,099       Nippon Telegraph & Telephone Corp.                 28,202,420
   4,674,400       Tokio Marine & Fire Insurance Co.                  51,664,084
                                                                   -------------
                   Total Japan                                       304,388,293
                                                                   -------------
                   MEXICO: 1.86%
     684,060       Telefonos de Mexico SA ADR                         36,896,486
                                                                   -------------
                   Total Mexico                                       36,896,486
                                                                   -------------
                   NETHERLANDS: 0.75%
     328,000       Akzo Nobel N.V.                                    14,932,990
                                                                   -------------
                   Total Netherlands                                  14,932,990
                                                                   -------------
                   NEW ZEALAND: 0.75%
   6,751,466       Telecom Corp. of New Zealand, Ltd.                 14,941,184
                                                                   -------------
                   Total New Zealand                                  14,941,184
                                                                   -------------
                   PORTUGAL: 1.65%
   3,684,816       Portugal Telecom SA                                32,832,830
                                                                   -------------
                   Total Portugal                                     32,832,830
                                                                   -------------
                   SINGAPORE: 1.35%
   2,285,191       DBS Group Holdings, Ltd.                           26,933,584
                                                                   -------------
                   Total Singapore                                    26,933,584
                                                                   -------------
                   SOUTH AFRICA: 1.06%
     765,000       De Beers Consolidated Mines, Ltd.                  21,042,887
                                                                   -------------
                   Total South Africa                                 21,042,887
                                                                   -------------
                   SOUTH KOREA: 1.77%
   1,055,000   @   Korea Electric Power Corp. ADR                  $  12,857,813
     120,000   @   Korea Telecom ADR                                   4,425,000
   1,131,600       Pohang Iron & Steel Co. ADR                        17,893,425
                                                                   -------------
                   Total South Korea                                  35,176,238
                                                                   -------------
                   SPAIN: 2.91%
   2,002,000       Banco Bilbao Vizcaya Argentaria SA                 12,492,480
   2,096,000       Telefonica SA                                      39,966,633
     294,000       Union Electrica Fenosa SA                           5,436,355
                                                                   -------------
                   Total Spain                                        57,895,468
                                                                   -------------
                   SWITZERLAND: 5.26%
      17,900       Nestle SA                                          37,092,512
     165,700       Swisscom AG                                        42,079,467
      52,476       Zurich Financial Services AG                       25,397,379
                                                                   -------------
                   Total Switzerland                                 104,569,358
                                                                   -------------
                   UNITED KINGDOM: 29.46%
     980,000       Allied Domecq PLC                                   5,065,626
   6,809,000       BAE Systems PLC                                    38,678,294
   1,265,000       BOC Group PLC                                      17,620,327
   9,121,200       British American Tobacco PLC                       63,922,142
   3,645,100       British Telecommunications PLC                     42,733,948
   2,436,507       Cadbury Schweppes PLC                              15,060,156
  23,251,000       Corus Group PLC                                    20,916,332
   6,159,012       Diageo PLC                                         58,131,370
   2,945,600       HSBC Holdings PLC                                  40,979,305
   3,478,800       Imperial Chemical Industries PLC                   21,300,712
   5,429,000   @   Innogy Holdings PLC                                15,754,408
   5,429,000       International Power PLC                            21,898,625
  19,303,898       Invensys PLC                                       46,074,765
  14,994,750       Marks & Spencer PLC                                41,772,713
   1,633,500       Reckitt Benckiser PLC                              21,473,338
   1,330,000       Rolls-Royce PLC                                     3,454,274
   2,824,809       Royal & Sun Alliance Insurance Group PLC           20,103,900
   6,267,100       Safeway PLC                                        26,052,143
   1,835,400       South African Breweries PLC                        11,051,750
   7,959,000       Unilever PLC                                       53,843,039
                                                                   -------------
                   Total United Kingdom                              585,887,167
                                                                   -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                   VENEZUELA: 0.73%
     759,700       Compania Anonima Nacional
                   Telefonos de Venezuela ADR                    $   14,434,300
                                                                 --------------
                   Total Venezuela                                   14,434,300
                                                                 --------------
                   Total Common Stocks
                    (Cost $1,849,228,137)                         1,912,520,584
                                                                 --------------
                   Total Long Term Investments
                    (Cost $1,849,228,137)                         1,912,520,584
                                                                 --------------

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                   SHORT TERM INVESTMENTS: 6.29%
                   Repurchase Agreement: 6.29%
$125,011,000       State Street Bank & Trust Repurchase
                    Agreement, 6.450% due 11/01/00
                    (Collateralized by $19,415,000 U.S.
                    Treasury Notes, 7.500% Due 02/15/05, Value
                    $19,807,851, $52,798,000 U.S. Treasury
                    Notes, 7.500% Due 02/15/05, Value
                    $53,854,950, $52,798,000 U.S. Treasury
                    Notes, 7.500% Due 02/15/05, Value
                    $53,854,950)                                 $  125,011,000
                                                                 --------------
                   Total Short-Term Investments
                    (Cost $125,011,000)                             125,011,000
                                                                 --------------
                   Total Investments in Securities
                    (Cost $ 1,974,239,137)*             102.44%  $2,037,531,584
                   Other Assets and Liabilities-Net      -2.44%     (48,615,630)
                                                        -------  --------------
                         Net Assets                     100.00%  $1,988,915,954
                                                        =======  ==============

----------
@    Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $1,974,255,211. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                 $  232,136,496
                   Gross Unrealized Depreciation                   (168,860,123)
                                                                 --------------
                         Net Unrealized Appreciation             $   63,276,373
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                       2.12%
Agriculture                                                             0.87%
Auto Manufacturers                                                      1.91%
Auto Parts & Equipment                                                  1.65%
Banks                                                                  11.58%
Beverages                                                               5.12%
Chemicals                                                               4.35%
Electric                                                                4.58%
Electrical Components & Equipment                                       1.01%
Food                                                                    6.64%
Holding Companies-Diversified                                           2.94%
Home Builders                                                           0.95%
Home Furnishings                                                        1.28%
Household Products/Wares                                                1.08%
Insurance                                                               4.89%
Iron/Steel                                                              1.95%
Machinery-Construction & Mining                                         0.73%
Mining                                                                  1.06%
Miscellaneous Manufacturing                                             5.71%
Oil & Gas Producers                                                     9.39%
Pharmaceuticals                                                         0.93%
Retail                                                                  2.10%
Telecommunications                                                     18.83%
Tobacco                                                                 4.49%
Short-Term Investments                                                  6.28%
Other Assets and Liabilities, Net                                      -2.44%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                   COMMON STOCKS: 86.13%
                   BRAZIL: 0.51%
    18,868         Tele Norte Leste Participacoes SA ADR           $     417,455
                                                                   -------------
                   Total Brazil                                          417,455
                                                                   -------------
                   CANADA: 7.99%
    60,100         Abitibi-Consolidated, Inc.                            525,875
    17,500         Alberta Energy Co., Ltd.                              644,435
    39,000    @    Anderson Exploration, Ltd.                            714,894
     5,000    @    Ballard Power Systems, Inc.                           537,500
    27,000    @    Biovail Corp.                                       1,135,687
    37,500         Bombardier, Inc.                                      587,971
    14,600    @    Celestica, Inc.                                     1,039,921
     3,600         Magna Int'l, Inc.                                     160,969
    19,300         Nortel Networks Corp.                                 878,150
    11,900    @    Precision Drilling Corp.                              340,638
                                                                   -------------
                   Total Canada                                        6,566,040
                                                                   -------------
                   CHINA: 0.71%
 2,770,000         PetroChina Co., Ltd.                                  582,485
                                                                   -------------
                   Total China                                           582,485
                                                                   -------------
                   DENMARK: 1.06%
     4,100         Novo-Nordisk A/S                                      869,605
                                                                   -------------
                   Total Denmark                                         869,605
                                                                   -------------
                   FINLAND: 1.16%
    11,339         Elisa Communications OYJ                              314,659
    15,000         Nokia OYJ ADR                                         641,250
                                                                   -------------
                   Total Finland                                         955,909
                                                                   -------------
                   FRANCE: 10.20%
    13,000         Accor SA                                              526,217
    11,100         Alcatel SA                                            677,259
     8,600         Aventis SA                                            620,327
     7,900         France Telecom                                        825,926
     2,400         Groupe Danone                                         335,638
    24,800         Sanofi-Synthelabo SA                                1,304,808
     8,900         Schneider Electric SA                                 579,658
    20,000         Societe Television Francaise                        1,091,300
    19,600         ST Microelectronics NV                              1,017,975
     5,374         Total Fina Elf SA                                     768,880
    17,000    @    Vivendi Environnement                                 634,753
                                                                   -------------
                   Total France                                        8,382,741
                                                                   -------------
                   GERMANY: 2.03%
    18,400         Dresdner Bank AG                                $     766,660
    13,000         E.ON AG                                               660,584
     5,500    @    Intershop Communications AG                           238,032
                                                                   -------------
                   Total Germany                                       1,665,276
                                                                   -------------
                   GREECE: 0.90%
    20,100         Alpha Bank SA                                         742,900
                                                                   -------------
                   Total Greece                                          742,900
                                                                   -------------
                   HONG KONG: 2.77%
   109,000         Cheung Kong (Holdings)                              1,205,443
    85,800         Hutchison Whampoa                                   1,067,137
                                                                   -------------
                   Total Hong Kong                                     2,272,580
                                                                   -------------
                   IRELAND: 1.80%
    60,500         Allied Irish Banks PLC                                616,084
    16,600    @    Elan Corp PLC ADR                                     862,162
                                                                   -------------
                   Total Ireland                                       1,478,246
                                                                   -------------
                   ISRAEL: 1.43%
    19,900         Teva Pharmaceutical Industries ADR                  1,176,588
                                                                   -------------
                   Total Israel                                        1,176,588
                                                                   -------------
                   ITALY: 3.39%
    75,000         Alleanza Assicurazioni SPA                            994,772
    88,100         Edison SPA                                            829,855
    72,900         Riunione Adriatica di Sicurta SPA                     957,020
                                                                   -------------
                   Total Italy                                         2,781,647
                                                                   -------------
                   JAPAN: 13.39%
    29,000         Daikin Industries                                     560,784
    10,700         Fanuc                                                 961,004
    32,000         Fujitsu, Ltd.                                         570,114
     2,800         Hoya Corp.                                            231,462
     4,000         Itochu Techno-Science Corp.                           950,923
    12,000         Konami Corp.                                        1,011,777
    48,000         Mitsui Fudosan                                        581,552
     6,000         Murata Manufacturing Co., Ltd.                        718,141
    34,000         NEC Corp.                                             648,123
    51,000         Nippon Sheet Glass                                    775,879
        34         Nippon Telegraph & Telephone Corp.                    309,417
    31,000         Nomura Securities Co., Ltd.                           657,701
        23         NTT Docomo, Inc.                                      567,016
    28,000         Pioneer Corp.                                         867,342
    82,000         Sanyo Electric Co., Ltd.                              623,746
     2,700         Sony Corp. ADR                                        224,100
     9,300         Sony Corp.                                            743,216
                                                                   -------------
                   Total Japan                                        11,002,297
                                                                   -------------
                   MEXICO: 0.28%
     4,200         Telefonos de Mexico SA ADR                      $     226,538
                                                                   -------------
                   Total Mexico                                          226,538
                                                                   -------------
                   NETHERLANDS: 6.65%
    11,800         Akzo Nobel NV                                         537,223
    29,400    @    ASM Lithography Holding NV                            817,688
    29,700         Koninklijke Ahold NV                                  862,713
    14,740         Koninklijke Philips Electronics NV                    588,679
    14,100         Numico NV                                             659,286
     9,400    @    Qiagen NV                                             402,831
    13,400         Royal Dutch Petroleum Co.                             794,736
    15,900         Unilever NV                                           797,421
                                                                   -------------
                   Total Netherlands                                   5,460,577
                                                                   -------------
                   PORTUGAL: 1.44%
   132,700         Portugal Telecom                                    1,182,397
                                                                   -------------
                   Total Portugal                                      1,182,397
                                                                   -------------
                   SINGAPORE: 1.64%
    24,400    @    Flextronics Int'l, Ltd.                               927,200
    42,000         Singapore Airlines, Ltd.                              420,885
                                                                   -------------
                   Total Singapore                                     1,348,085
                                                                   -------------
                   SOUTH KOREA: 0.48%
    17,720         Korea Electric Power Corp.                            395,682
                                                                   -------------
                   Total South Korea                                     395,682
                                                                   -------------
                   SPAIN: 2.63%
    46,900         Altadis SA                                            702,458
    86,300         Banco Santander Central Hispano SA                    836,335
    38,300         Endesa SA                                             624,027
                                                                   -------------
                   Total Spain                                         2,162,820
                                                                   -------------
                   SWEDEN: 3.03%
    83,700         Nordic Baltic Holding AB                              628,234
    58,300         Svenska Handelsbanken                                 916,015
    68,100         Telefonaktiebolaget LM Ericsson ADR                   944,888
                                                                   -------------
                   Total Sweden                                        2,489,137
                                                                   -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth Fund

           PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                  SWITZERLAND: 3.15%
       400        Nestle SA                                        $     828,883
       300        Swatch Group AG                                        397,196
     4,400        UBS AG                                                 609,479
     1,560        Zurich Financial Services AG                           755,007
                                                                   -------------
                  Total Switzerland                                    2,590,565
                                                                   -------------
                  UNITED KINGDOM: 16.81%
    56,500        BAA PLC                                                469,738
   107,798        BAE Systems PLC                                        612,343
    18,200        Barclays PLC                                           520,751
   147,200        BG Group PLC                                           589,480
   163,900        Billiton PLC                                           625,442
    34,200        Cable & Wireless PLC                                   483,819
   270,800        Centrica PLC                                           931,213
    48,600        CMG PLC                                                802,474
    84,900        Diageo PLC                                             801,322
    67,000   @    Energis PLC                                            573,074
    70,800        HSBC Holdings PLC                                      984,972
   147,200   @    Lattice Group PLC                                      313,962
    47,900        Logica PLC                                           1,417,115
     5,800        Reuters Group PLC ADR                                  683,675
    39,300        Rio Tinto PLC                                          635,799
    54,100        Royal Bank of Scotland Group PLC                     1,214,339
    35,000        Sema Group PLC                                         441,814
   100,900        Shell Transport & Trading Co.                          811,792
     3,300   @    Shire Pharmaceuticals PLC ADR                          207,488
   166,200        Vodafone Group PLC                                     691,491
                                                                   -------------
                  Total United Kingdom                                13,812,103
                                                                   -------------
                  UNITED STATES: 2.68%
     9,300   @    Amdocs, Ltd.                                           602,756
     4,700   @    Comverse Technology, Inc.                              525,225
    14,100        Santa Fe Int'l Corp.                                   514,650
    10,500        Transocean Sedco Forex, Inc.                           556,500
                                                                   -------------
                  Total United States                                  2,199,131
                                                                   -------------
                  Total Common Stocks
                   (Cost $68,171,413)                                 70,760,804
                                                                   -------------
                  PREFERRED STOCKS: 1.66%
                  BRAZIL: 0.75%
    99,190        Banco Bradesco SA                                $     613,117
                                                                   -------------
                  Total Brazil                                           613,117
                                                                   -------------
                  GERMANY: 0.91%
     3,700        SAP AG                                                 745,739
                                                                   -------------
                  Total Germany                                          745,739
                                                                   -------------
                  Total Preferred Stocks
                   (Cost $1,606,802)                                   1,358,856
                                                                   -------------
                  Total Long-Term Investments
                   (Cost $69,778,215)                                 72,119,660
                                                                   -------------
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS: 3.65%
                  COMMERCIAL PAPER: 3.65%
$3,000,000        Nestle Capital Corp., 6.350% due 11/01/00        $   3,000,000
                                                                   -------------
                  Total Short-Term Investments
                   (Cost $3,000,000)                                   3,000,000
                                                                   -------------
                  Total Investments in Securities
                   (Cost $72,778,215)                      91.44%  $  75,119,660
                  Other Assets and Liabilities-Net          8.56%      7,032,954
                                                          ------   -------------
                         Net Assets                       100.00%  $  82,152,614
                                                          ======   =============

----------
@    Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $73,497,023. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $  6,203,935
                  Gross Unrealized Depreciation                      (4,581,298)
                                                                   ------------
                         Net Unrealized Appreciation               $  1,622,637
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Financials                                                             17.85%
Information Technology                                                 15.66%
Industrials                                                             9.37%
Health Care                                                             8.29%
Telecommunication Services                                              7.88%
Consumer Discretionary                                                  7.19%
Energy                                                                  6.97%
Consumer Staples                                                        6.07%
Utilities                                                               5.68%
Materials                                                               2.83%
Short-Term Investments                                                  3.65%
Other Assets and Liabilities, Net                                       8.56%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                 COMMON STOCKS: 88.53%
                 AUSTRIA: 0.36%
     90,800      Austria Technologie & Systemtecknik AG            $   2,535,041
                                                                   -------------
                 Total Austria                                         2,535,041
                                                                   -------------
                 CANADA: 8.28%
    473,200  @   Anderson Exploration, Ltd.                            8,674,043
    110,000  @   ATS Automation Tooling Systems                        1,951,555
    152,100  @   Canadian Hunter Exploration, Ltd.                     3,186,383
    203,700  @   Certicom Corp.                                        6,734,435
     46,700  @   C-Mac Industries, Inc.                                2,591,850
    256,800  @   Cognos, Inc.                                         10,657,200
     77,500  @   Descartes Systems Group, Inc.                         3,138,750
     88,000  @   Descartes Systems Group, Inc.                         3,566,088
    409,700      Petro-Canada, Ltd.                                    8,582,913
     82,200  @   Pivotal Corp.                                         4,950,835
     95,100  @   RIO Alto Exploration, Ltd.                            1,612,498
    294,900  @   Tesco Corp.                                           2,442,216
                                                                   -------------
                 Total Canada                                         58,088,766
                                                                   -------------
                 DENMARK: 5.05%
    441,500      GN Store Nord                                         8,558,641
     96,100      ISS A/S                                               5,917,555
    112,300      NEG Micon A/S                                         5,826,615
    279,600      Vestas Wind Systems AS                               15,144,535
                                                                   -------------
                 Total Denmark                                        35,447,346
                                                                   -------------
                 FINLAND: 1.23%
    394,700  @   F-Secure OYJ                                          2,244,115
    156,500      Sampo Insurance Co., Ltd.                             6,374,686
                                                                   -------------
                 Total Finland                                         8,618,801
                                                                   -------------
                 FRANCE: 6.09%
    265,500      Air France                                            4,731,371
     44,100      Altran Technologies SA                                9,015,267
     57,000  @   Business Objects SA ADR                               4,491,422
     53,500      Coflexip Stena Offshore                               6,197,116
     32,427      Galeries Lafayette                                    5,231,089
    128,800      Pechiney SA                                           4,809,188
     30,800      Rexel SA                                              2,143,225
     71,808      Rhodia SA                                               886,335
     59,200  @   Wavecom SA ADR                                        5,150,400
                                                                   -------------
                 Total France                                         42,655,413
                                                                   -------------
                 GERMANY: 9.04%
     80,100  @   ADVA AG Optical Networking                        $   5,879,655
     88,600  @   Aixtron                                              11,879,387
     50,900      Altana AG                                             6,130,058
     44,400  @   D Logistics AG                                        3,127,262
     56,700      Depfa Deutsche Pfandbriefbank AG                      4,185,580
     76,800  @   Direkt Anlage Bank AG                                 3,388,970
     59,700      Merck KGAA                                            2,269,633
     70,000  @   Schneider Technologies AG                             3,498,780
    374,000  @   Senator Entertainment AG                              6,077,761
     88,200      SGL Carbon                                            5,389,700
     32,300      Singulus Technologies                                 1,301,965
    101,800  @   Suess Microtec                                        2,863,746
     60,000      Tecis Holding AG                                      4,338,045
     59,000  @   Telesens AG                                           3,104,180
                                                                   -------------
                 Total Germany                                        63,434,722
                                                                   -------------
                 HONG KONG: 1.93%
  4,534,000      China Resources
                 Enterprise                                            5,145,006
  5,428,000      Cosco Pacific, Ltd.                                   4,001,923
  3,719,000      New World Development                                 4,410,918
                                                                   -------------
                 Total Hong Kong                                      13,557,847
                                                                   -------------
                 IRELAND: 0.03%
     65,500  @   Parthus Technologies                                    224,288
                                                                     -----------
                 Total Ireland                                           224,288
                                                                     -----------
                 ITALY: 4.84%
    422,900      Arnoldo Mondadori Editore SPA                         4,952,449
    716,500      Autogrill SPA                                         7,910,368
    515,500      Class Editori SPA                                     7,261,728
  4,911,500      Parmalat Finanziaria SPA                              7,085,431
  1,302,700      Saipem SPA                                            6,787,596
                                                                   -------------
                 Total Italy                                          33,997,572
                                                                   -------------
                 JAPAN: 16.65%
  1,158,000  @   All Nippon Airways                                $   3,618,916
    496,000      Alps Electric Co.                                     9,818,632
  1,102,000      Citizen Watch Co., Ltd.                              10,816,497
    171,000      Credit Saison                                         3,620,126
    328,000      Daiichi Pharmaceutical Co., Ltd.                      9,318,609
    937,000      Fujikura, Ltd.                                        8,260,954
    496,000      Hitachi Cable, Ltd.                                   5,845,722
    937,000      Komatsu, Ltd.                                         4,156,239
    198,400      Meitec Corp.                                          8,327,655
    827,000      NGK Insulators                                       10,951,886
    386,000      Nippon Electric Glass Co., Ltd.                       8,985,382
     46,000      Nippon System Development                             4,987,215
    165,400      Nitto Denko Corp.                                     5,593,420
     13,600      OBIC Business Consultants                             1,358,567
  1,158,000      OKI Electric Industry Co.                             6,887,614
    110,000      Ono Pharmaceutical Co., Ltd.                          4,385,282
  1,323,000      Sumitomo Osaka Cement Co.                             5,638,042
    243,000      Ushio, Inc.                                           4,231,316
                                                                   -------------
                 Total Japan                                         116,802,074
                                                                   -------------
                 LUXEMBOURG: 1.13%
     51,200  @   Thiel Logistik AG                                     7,907,597
                                                                   -------------
                 Total Luxembourg                                      7,907,597
                                                                   -------------
                 MEXICO: 0.24%
    370,922  @   Corporation Interamericana de
                  Entretenimiento SA                                   1,675,695
                                                                   -------------
                 Total Mexico                                          1,675,695
                                                                   -------------
                 NETHERLANDS: 0.72%
     85,500      Fugro NV                                              5,038,968
                                                                   -------------
                 Total Netherlands                                     5,038,968
                                                                   -------------
                 NORWAY: 4.90%
    361,100  @   Frontline, Ltd.                                       5,954,122
    320,400      Schibsted ASA                                         4,868,671
    700,000      Storebrand                                            4,903,545
    372,800  @   TGS Nopec Geophysical Co. ASA                         4,740,856
    346,700      Tomra Systems ASA                                    13,936,750
                                                                   -------------
                 Total Norway                                         34,403,944
                                                                   -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                 SINGAPORE: 1.61%
    772,000      Overseas Union Bank                               $   3,736,264
    780,000      Venture MFG (Singapore), Ltd.                         7,549,963
                                                                   -------------
                 Total Singapore                                      11,286,227
                                                                   -------------
                 SOUTH KOREA: 1.10%
     59,000      Hankuk Electric Glass                                 3,734,505
    102,140      Samsung SDI Co., Ltd.                                 3,977,848
                                                                   -------------
                 Total South Korea                                     7,712,353
                                                                   -------------
                 SPAIN: 3.05%
    158,700      Acciona SA                                            5,003,097
    338,900      Centros Comerciales Carrefour SA                      4,293,729
    556,100      Grupo Dragados SA                                     5,403,331
    323,200      Indra Sistemas SA                                     3,252,814
    374,700      SOL Melia SA                                          3,427,723
                                                                   -------------
                 Total Spain                                          21,380,694
                                                                   -------------
                 SWEDEN: 2.99%
    875,400      Enea Data AB                                          4,248,962
    381,800      HIQ Int'l AB                                          3,094,963
    147,500      JM AB                                                 3,365,591
    107,300   @  PerBio Science AB                                     1,089,934
    162,100   @  Pyrosequencing AB                                     2,011,589
     37,600      Svenska Cellulosa AB                                    774,190
  1,081,900      Swedish Match AB                                      3,713,777
    402,000   @  Telelogic AB                                          2,655,245
                                                                   -------------
                 Total Sweden                                         20,954,251
                                                                   -------------
                 SWITZERLAND: 9.42%
      1,500      Ascom Holding AG                                      5,077,603
     37,300      Gretag Imaging Group                                  6,702,214
      5,690   @  Kudelski SA                                           7,660,102
     24,280   @  Logitech Int'l SA                                     7,428,794
      6,600      SEZ Holding AG                                        3,836,782
      4,600      Straumann Holding AG                                  9,941,589
     12,900      Swisslog Holding AG                                   7,104,473
     11,020      Synthes-Stratec, Inc.                                 7,019,304
      5,500      Tecan Group AG                                        5,905,096
     22,700      Unaxis Holding AG                                     5,461,588
                                                                   -------------
                 Total Switzerland                                    66,137,545
                                                                   -------------
                 UNITED KINGDOM: 9.50%
     75,600   @  Autonomy Corp. PLC                                $   2,661,120
    455,000   @  Baltimore Technologies PLC                            3,502,265
    275,300   @  Celltech Group PLC                                    5,472,414
  1,073,800      Cookson Group PLC                                     2,921,305
    935,900   @  Eidos PLC                                             3,798,847
  1,216,900      Enterprise Oil PLC                                    9,622,847
    271,000   @  Future Network PLC (The)                              1,749,772
    900,000      International Power PLC                               3,630,275
     44,582      Johnson Matthey PLC                                     696,265
    581,100      Matalan PLC                                           5,480,453
    495,400   @  Pharmagene PLC                                        1,890,445
     90,940      Psion PLC                                               550,229
  1,043,800   @  Regus PLC                                             4,743,416
  2,132,400      Safeway PLC                                           8,864,322
  1,193,600      Spirent PLC                                          11,066,540
                                                                   -------------
                 Total United Kingdom                                 66,650,515
                                                                   -------------
                 UNITED STATES: 0.40%
    104,000   @  OpenTV Corp.                                          2,795,000
                                                                   -------------
                 Total United States                                   2,795,000
                                                                   -------------
                 Total Common Stocks
                  (Cost $596,448,900)                                621,304,659
                                                                   -------------
                 PREFERRED STOCKS: 3.61%
                 GERMANY: 3.61%
    137,100      Henkel KGAA                                           8,296,427
     45,500      MLP AG                                                6,158,505
      1,400      Porsche AG                                            4,716,520
    195,600      Prosieben SAT.1 Media AG                              6,158,089
                                                                   -------------
                 Total Germany                                        25,329,541
                                                                   -------------
                 Total Preferred Stocks
                  (Cost $ 22,149,554)                                 25,329,541
                                                                   -------------
                 Total Long-Term Investments
                  (Cost $618,598,454)                                646,634,200
                                                                   -------------

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS: 5.64%
                 Repurchase Agreements: 5.64%
$39,589,000      State Street Repurchase Agreement, 6.450%
                  due 11/10/00 (collateralized by $30,355,000
                  U.S. Treasury Notes, 8.75% due 05/15/17,
                  value $40,382,471)                               $  39,589,000
                                                                   -------------
                  Total Short-Term Investments
                   (Cost $39,589,000)                                 39,589,000
                                                                   -------------
                  Total Investments in Securities
                   (Cost $658,187,454)                     97.78%  $ 686,223,200
                  Other Assets and Liabilities-Net          2.22%     15,579,388
                                                          ------   -------------
                        Net Assets                        100.00%  $ 701,802,588
                                                          ======   =============

----------
@    Non-income producing security
ADR  -- American Depository Receipt
* Cost for federal, Income tax purposes is $667,459,528. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                   $  76,712,881
                  Gross Unrealized Depreciation                     (57,949,209)
                                                                  -------------
                         Net Unrealized Appreciation              $  18,763,672
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Small Cap
Growth Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Airlines                                                                1.19%
Auto Manufacturers                                                      0.67%
Banks                                                                   1.13%
Biotechnology                                                           0.71%
Building Materials                                                      0.80%
Chemicals                                                               1.69%
Commercial Services                                                     1.41%
Computers                                                               5.61%
Diversified Financial Services                                          2.50%
Electric                                                                0.52%
Electrical Components & Equipment                                       5.60%
Electronics                                                             7.57%
Engineering & Construction                                              4.59%
Entertainment                                                           0.24%
Environmental Control                                                   1.99%
Food                                                                    2.27%
Forest Products & Paper                                                 0.11%
Healthcare-Products                                                     3.26%
Holding Companies-Diversified                                           0.73%
Home Furnishings                                                        0.50%
Household Products/Wares                                                1.18%
Housewares                                                              0.53%
Insurance                                                               1.61%
Lodging                                                                 0.49%
Machinery-Construction & Mining                                         0.59%
Machinery-Diversified                                                   1.48%
Media                                                                   4.43%
Metal Fabricate/Hardware                                                0.69%
Miscellaneous Manufacturing                                             1.37%
Oil & Gas Producers                                                     4.51%
Oil & Gas Services                                                      2.87%
Pharmaceuticals                                                         3.93%
Real Estate                                                             0.68%
Retail                                                                  4.81%
Semiconductors                                                          2.91%
Software                                                                7.99%
Telecommunications                                                      7.16%
Tobacco                                                                 0.53%
Transportation                                                          1.29%
Short-Term Investments                                                  5.64%
Other Assets and Liabilities, Net                                       2.22%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund

                PORTFOLIO OF INVESTMENTS as of October 31, 2000
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                    COMMON STOCKS: 90.89%
                    ARGENTINA: 0.43%
      57,500   @    Grupo Financiero Galicia SA ADR               $     837,344
                                                                  -------------
                    Total Argentina                                     837,344
                                                                  -------------
                    BELGIUM: 1.02%
      64,700        Fortis (B)                                        1,982,050
                                                                  -------------
                    Total Belgium                                     1,982,050
                                                                  -------------
                    BRAZIL: 11.00%
      28,000        Brasil Telecom Participacoes SA ADR               1,517,250
      51,200        Companhia Brasileira de Distribuicao
                     Grupo Pao de Acucar ADR                          1,824,000
      49,000        Cia de Bebidas das Americas ADR                   1,105,563
     193,700        Cia Paranaense de Energia ADR                     1,755,406
      65,000        Centrais Eletricas Brasileiras SA                 1,154,269
      33,030        Empresa Bras de Aeronautica ADR                     955,806
     101,100        Embratel Participacoes SA ADR                     1,636,556
     139,510   @    Petroleo Brasileiro SA ADR                        4,054,509
      29,200        Tele Celular Sul Participacoes SA ADR               735,475
     131,909        Tele Norte Leste Participacoes SA ADR             2,918,487
      50,700   @    Telesp Celular Participacoes SA ADR               1,603,387
      50,175        Unibanco -- Uniao de Bancos
                     Brasileiros GDR                                  1,266,919
      44,900        Votorantim Celulose e Papel SA ADR                  774,525
                                                                  -------------
                    Total Brazil                                     21,302,152
                                                                  -------------
                    CHILE: 0.65%
      82,200        Compania Telecomunicaciones de
                     Chile SA ADR                                     1,253,550
                                                                  -------------
                    Total Chile                                       1,253,550
                                                                  -------------
                    CHINA: 2.47%
   4,200,000        Beijing Capital Int'l Airport                 $     963,970
  13,220,000   @    China Petroleum & Chemical Corp                   2,593,486
   7,600,000        Zhejiang Expressway Co.                           1,227,850
                                                                  -------------
                    Total China                                       4,785,306
                                                                  -------------
                    CZECH REPUBLIC: 0.71%
      36,480   @    Ceske Radiokomunikace GDR                         1,368,000
                                                                  -------------
                    Total Czech Republic                              1,368,000
                                                                  -------------
                    EGYPT: 0.20%
      20,000   @    Mobinil-Egyptian Mobile Netork                      395,666
                                                                  -------------
                    Total Egypt                                         395,666
                                                                  -------------
                    FRANCE: 1.95%
      30,500        Alcatel SA                                        1,860,938
      13,300        Total Fina Elf SA                                 1,902,885
                                                                  -------------
                    Total France                                      3,763,823
                                                                  -------------
                    GERMANY: 2.08%
       6,100        Allianz AG                                        2,068,256
      24,000        Deutsche Bank AG                                  1,964,951
                                                                  -------------
                    Total Germany                                     4,033,207
                                                                  -------------
                    GREECE: 2.87%
      75,900        Alpha Bank SA                                     2,805,280
      40,000        National Bank Of Greece SA                        1,520,392
      70,000        Hellenic Telecommunications
                     Organization SA                                  1,222,761
                                                                  -------------
                    Total Greece                                      5,548,433
                                                                  -------------
                    HONG KONG: 4.00%
     749,900   @    China Mobile (Hong Kong) Ltd                      4,807,668
      73,000   @    China Unicom ADR                                  1,496,500
     220,000   @    China Unicom                                        441,467
   1,362,000        Cosco Pacific Ltd.                                1,004,167
                                                                  -------------
                    Total Hong Kong                                   7,749,802
                                                                  -------------
                    HUNGARY: 1.80%
      90,000        Matav Rt. ADR                                     2,115,000
      30,000        OTP Bank Rt. GDR                                  1,378,500
                                                                  -------------
                    Total Hungary                                     3,493,500
                                                                  -------------
                    INDIA: 3.28%
     170,000        Hindustan Lever Ltd.                          $     645,053
      12,400   @    Infosys Technologies Ltd.                         1,897,760
     330,000        Mahanagar Telephone Nigam                           993,276
     240,000        Reliance Industries Ltd.                          1,553,122
      23,900   @    Wipro Ltd. ADR                                    1,257,737
                                                                  -------------
                    Total India                                       6,346,948
                                                                  -------------
                    ISRAEL: 3.46%
      32,600   @    AudioCodes Ltd                                    1,289,737
     671,900        Bank Hapoalim Ltd.                                1,699,636
      19,650   @    Orbotech Ltd.                                     1,040,222
      45,000        Teva Pharmaceutical Industries ADR                2,660,625
                                                                  -------------
                    Total Israel                                      6,690,220
                                                                  -------------
                    ITALY: 1.02%
     134,800        Mediolanum SPA                                    1,975,538
                                                                  -------------
                    Total Italy                                       1,975,538
                                                                  -------------
                    JAPAN: 1.79%
      87,000        Nomura Securities Co Ltd                          1,845,805
      20,300        Sony Corp.                                        1,622,288
                                                                  -------------
                    Total Japan                                       3,468,093
                                                                  -------------
                    MALAYSIA: 3.40%
     500,000        MAA Holdings Bhd                                  1,000,000
     612,000        Malayan Banking Berhad                            2,448,000
     125,000        Nestle (Malaysia) Berhad                            661,184
     500,000        Tenaga Nasional Berhad                            1,618,421
     600,000        United Engineers (Malaysia)                         852,632
                                                                  -------------
                    Total Malaysia                                    6,580,237
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
                    MEXICO: 13.80%
     105,725        Cemex SA ADR                                  $   2,233,441
      84,635        Coca-Cola Femsa SA ADR                            1,623,934
     234,430   @    Corp Interamericana de
                    Entretenimiento SA                                1,059,072
      51,600        Fomento Economico Mexicano SA ADR                 1,970,475
   1,998,000   @    GPO Fin Banamex AC ADR                            3,104,866
      87,000        Grupo Elektra SA ADR                                897,188
      79,850   @    Grupo Iusacell S.A de C.V. ADR                    1,038,050
      36,435   @    Grupo Televisa SA ADR                             1,972,044
     148,201        Telefonos de Mexico SA ADR                        7,993,591
      44,100        Tubos de Acero de Mexico SA ADR                     670,761
     131,600        TV Azteca SA DE CV ADR                            1,645,000
   1,045,000   @    Walmart de Mexico/Mexico City                     2,513,464
                                                                  -------------
                    Total Mexico                                     26,721,886
                                                                  -------------
                    NETHERLANDS: 1.05%
      51,700        Koninklijke Philips Electronics NV                2,031,742
                                                                  -------------
                    Total Netherlands                                 2,031,742
                                                                  -------------
                    POLAND: 0.84%
      15,000   @    Bank Pekao SA GDR                                   151,125
      14,000        Prokom Software SA                                  551,383
     185,000        Telekomunikacja Polska SA GDR                       929,625
                                                                  -------------
                    Total Poland                                      1,632,133
                                                                  -------------
                    RUSSIA: 3.24%
      52,000   @    Mobile Telesystems ADR                            1,436,500
      55,000        Lukoil-Holding ADR                                2,923,250
     150,000        Surgutneftegaz ADR                                1,920,000
                                                                  -------------
                    Total Russia                                      6,279,750
                                                                  -------------
                    SOUTH AFRICA: 1.67%
      75,500        Impala Platinum Holdings Ltd.                     3,234,987
                                                                  -------------
                    Total South Africa                                3,234,987
                                                                  -------------
                    SOUTH KOREA: 6.62%
      40,000        H&CB                                          $     961,758
      70,000        Korea Electric Power Corp.                        1,563,077
     200,000        LG Engineering & Construction Ltd.                  728,791
      22,000        Pohang Iron & Steel Co.                           1,278,418
      40,000        Samsung Electro-Mechanics                         1,280,000
      15,000        Samsung Electronics                               1,879,121
      42,000        Samsung Securities Co. Ltd.                         760,615
      45,000        Shinsegae Department Store                        2,072,967
      10,730        SK Telecom                                        2,287,495
                                                                  -------------
                    Total South Korea                                12,812,242
                                                                  -------------
                    SWEDEN: 1.97%
     613,000        Swedish Match AB                                  2,104,210
     127,900        Telefonaktiebolaget LM Ericsson                   1,702,381
                                                                  -------------
                    Total Sweden                                      3,806,591
                                                                  -------------
                    SWITZERLAND: 1.96%
         929        Nestle SA                                         1,925,080
       1,227        Novartis                                          1,861,387
                                                                  -------------
                    Total Switzerland                                 3,786,467
                                                                  -------------
                    TAIWAN: 2.12%
     100,000   @    Taiwan Semiconductor Manufacturing Co.
                    Ltd. ADR                                          2,268,750
     140,000   @    United Microelectronics ADR                       1,592,500
      35,000   @    Via Technologies Inc/Taiwan                         251,390
                                                                  -------------
                    Total Taiwan                                      4,112,640
                                                                  -------------
                    THAILAND: 0.70%
   2,607,000   @    Thai Farmers Bank                                 1,347,631
                                                                  -------------
                    Total Thailand                                    1,347,631
                                                                  -------------
                    TURKEY: 5.01%
  65,000,000        Aksigorta                                         1,285,743
  20,000,000   @    Anadolu Efes Biracilik Ve Malt Sanayii AS         1,172,187
 109,542,700        Hurriyet Gazeteci                                 1,316,146
  30,000,000        KOC Holding AS                                    1,912,130
 140,000,000        Turkiye Garanti Bankasi                           1,435,929
  25,000,000   @    Turkcell Iletisim Hizmet AS                       1,098,925
 170,000,000        Yapi VE Kredi Bankasi                             1,469,629
                                                                  -------------
                    Total Turkey                                      9,690,689
                                                                  -------------
                    UNITED KINGDOM: 9.78%
      69,200        Barclays PLC                                  $   1,980,000
     167,700        British Telecommunications PLC                    1,966,059
     209,100        Diageo PLC                                        1,973,575
     566,565   @    Dimension Data Holdings PLC                       4,877,658
      63,300        Glaxo Wellcome PLC                                1,822,207
     168,500        Provident Financial PLC                           2,149,023
     143,400        Reckitt Benckiser PLC                             1,885,079
     548,200        Vodafone Group PLC                                2,280,839
                                                                  -------------
                    Total United Kingdom                             18,934,440
                                                                  -------------
                    UNITED STATES: 0.00%
         267   @    Winbond Electronics Corp.                             2,596
                                                                  -------------
                    Total United States                                   2,596
                                                                  -------------
                    Total Common Stock
                     (Cost $169,480,039)                            175,967,663
                                                                  -------------
                    PREFERRED STOCK: 1.29%
                    BRAZIL: 1.29%
      18,767        Banco Itau SA                                     1,459,874
      45,200        CVRD-Companhia Vale do Rio Doce                   1,041,801
                                                                  -------------
                    Total Brazil                                      2,501,675
                                                                  -------------
                    Total Preferred Stock
                     (Cost $2,996,617)                                2,501,675
                                                                  -------------
                    Total Long Term Investments
                     (Cost $172,476,656)                            178,469,338
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS: 11.85%
                    U.S. GOVERNMENT SECURITIES: 7.20%
$  8,000,000        Federal National Mortgage Association,
                     6.430%, due 11/02/00                         $   7,998,571
   6,000,000        U.S. Treasury Bill, 6.120%,
                     due 01/11/01                                     5,927,580
                                                                  -------------
                                                                     13,926,151
                                                                  -------------
                    COMMERCIAL PAPER: 4.65%
   9,000,000        Nestle Capital Corp., 6.350%,
                     due 11/01/00                                     9,000,000
                                                                  -------------
                    Total Short-Term Investments
                     (Cost $22,926,151)                              22,926,151
                                                                  -------------
                    Total Investments in Securities
                     (Cost $ 195,402,807)*               104.03%  $ 201,395,489
                    Other Assets and Liabilities-Net      -4.03%     (7,797,763)
                                                         ------   -------------
                         Net Assets                      100.00%  $ 193,597,726
                                                         ======   =============

----------
@    Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is $196,173,515. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $  14,421,993
                    Gross Unrealized Depreciation                    (9,200,019)
                                                                  -------------
                         Net Unrealized Appreciation              $   5,221,974
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries Fund

          PORTFOLIO OF INVESTMENTS as of October 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                       0.50%
Banks                                                                  11.31%
Beverages                                                               3.04%
Building Materials                                                      1.16%
Chemicals                                                               0.80%
Commercial Services                                                     1.15%
Diversified Financial Services                                          3.91%
Electric                                                                3.15%
Electrical Components & Equipment                                       0.97%
Electronics                                                             2.25%
Engineering & Construction                                              1.32%
Entertainment                                                           0.55%
Food                                                                    2.28%
Forest Products & Paper                                                 0.40%
Holding Companies-Diversified                                           2.65%
Home Furnishings                                                        0.84%
Household Products/Wares                                                1.31%
Insurance                                                               3.26%
Iron/Steel                                                              0.66%
Metal Fabricate/Hardware                                                0.35%
Mining                                                                  2.21%
Oil & Gas Producers                                                     6.91%
Pharmaceuticals                                                         3.27%
Retail                                                                  2.83%
Semiconductors                                                          2.13%
Software                                                                3.79%
Sovereign                                                               4.13%
Telecommunications                                                     23.96%
Tobacco                                                                 1.09%
Short-term Investments                                                 11.85%
Other Assets and Liabilities, Net                                      -4.03%
                                                                      -------
Net Assets                                                            100.00%
                                                                      =======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the former Lexington Funds was held in Saddle Brook, New Jersey on July 21, 2000. A brief description of each matter voted upon as well as the results are outline below:

                                                                                Shares
                                                                Shares       voted against      Shares      Broker
                                                               voted for      or withheld      abstained   non-vote        Total
                                                               ---------      -----------      ---------   --------        -----

1. To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors: (a)

Al Burton                                                     31,106,277       2,440,203             --          --       33,546,480
Paul S. Doherty                                               31,133,530       2,412,950             --          --       33,546,480
Robert B. Goode, Jr.                                          31,124,988       2,421,492             --          --       33,546,480
Alan L. Gosule                                                31,152,538       2,393,942             --          --       33,546,480
Walter H. May                                                 31,151,129       2,395,351             --          --       33,546,480
Jock Patton                                                   31,149,524       2,396,956             --          --       33,546,480
David W.C. Putnam                                             31,144,248       2,402,232             --          --       33,546,480
John R. Smith                                                 31,102,788       2,443,692             --          --       33,546,480
Robert W. Stallings                                           31,160,104       2,386,376             --          --       33,546,480
John G. Turner                                                31,156,146       2,390,334             --          --       33,546,480
David W. Wallace                                              31,096,855       2,449,625             --          --       33,546,480

2. To approve a new Investment Management Agreement between each Fund and Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial
   Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar.

Lexington Global Corporate Leaders Fund, Inc.                  1,219,941          25,630         35,074          --        1,280,645
Lexington Global Technology Fund, Inc. (a)                     1,125,427           6,521            981          --        1,132,929
Lexington Goldfund, Inc.                                       9,536,260         863,506        711,559          --       11,111,325
Lexington International Fund, Inc.                             1,736,342           9,215          2,100          --        1,747,657
Lexington Silver Fund, Inc.                                    4,146,057         174,069        266,322          --        4,586,448
Lexington Small Cap Asia Growth Fund, Inc.                       914,635          32,395         17,680          --          964,710
Lexington Troika Dialog Russia Fund, Inc.                      4,558,999         286,854        371,179          --        5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.                4,443,056         216,017        290,353          --        4,949,426
Lexington Global Income Fund                                   2,494,958          32,717         28,729          --        2,556,404

3. To approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V.
   ("ING").

Lexington Global Corporate Leaders Fund, Inc.                  1,218,098          25,529         37,018          --        1,280,645
Lexington Global Technology Fund, Inc.                         1,125,427           6,521            981          --        1,132,929
Lexington Goldfund, Inc.                                       9,502,997         881,062        727,266          --       11,111,325
Lexington International Fund, Inc.                             1,735,120          10,437          2,100          --        1,747,657
Lexington Silver Fund, Inc.                                    3,997,000         319,938        269,510          --        4,586,448
Lexington Small Cap Asia Growth Fund, Inc.                       915,312          31,978         17,420          --          964,710
Lexington Troika Dialog Russia Fund, Inc.                      4,632,367         211,570        373,095          --        5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.                4,454,828         198,989        295,609          --        4,949,426
Lexington Global Income Fund                                   2,494,750          32,717         28,937          --        2,556,404

4. To ratify the selection of KPMG LLP as each Fund's independent public accountants for the fiscal year ending
   December 31, 2000:

Lexington Global Corporate Leaders Fund, Inc.                  1,231,614          17,014         32,017          --        1,280,645
Lexington Global Technology Fund, Inc. (a)                     1,127,365           3,648          1,826          --        1,132,839
Lexington Goldfund, Inc.                                      10,174,034         316,825        620,466          --       11,111,325
Lexington International Fund, Inc.                             1,737,672           9,041            944          --        1,747,657
Lexington Silver Fund, Inc.                                    4,238,498         101,927        246,023          --        4,586,448
Lexington Small Cap Asia Growth Fund, Inc.                       925,312          21,979         17,419          --          964,710
Lexington Troika Dialog Russia Fund, Inc.                      4,753,485         107,280        356,267          --        5,217,032
Lexington Worldwide Emerging Markets Fund, Inc.                4,586,591         113,578        249,257          --        4,949,426
Lexington Global Income Fund                                   2,526,321          13,870         16,213          --        2,556,404

                   SHAREHOLDER MEETING (Unaudited) Continued
--------------------------------------------------------------------------------

                                                                                Shares
                                                                Shares       voted against      Shares      Broker
                                                               voted for      or withheld      abstained   non-vote        Total
                                                               ---------      -----------      ---------   --------        -----

5. To approve a new Service and Distribution Plan for each Fund which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets:

Lexington Global Corporate Leaders Fund, Inc.                  1,162,690          27,430         36,034      54,491        1,280,645
Lexington Global Technology Fund, Inc. (a)                     1,090,298           5,616          2,222      34,703        1,132,839
Lexington Goldfund, Inc.                                       7,834,170         851,202        771,516   1,654,437       11,111,325
Lexington International Fund, Inc.                             1,690,303          11,644          2,100      43,610        1,747,657
Lexington Silver Fund, Inc.                                    3,079,659         229,820        280,764     996,205        4,586,448
Lexington Small Cap Asia Growth Fund, Inc.                       754,360          33,151         17,419     159,780          964,710
Lexington Troika Dialog Russia Fund, Inc. (b)                  3,569,893         355,195        402,983     897,242        5,225,313
Lexington Worldwide Emerging Markets Fund, Inc.                3,473,117         249,287        320,013     907,009        4,949,426
Lexington Global Income Fund                                   2,144,034          23,453         35,514     353,403        2,556,404

6. To approve Amended and Restated Articles of Incorporation for each of the following Funds, each a Maryland corporation:

Lexington Global Corporate Leaders Fund, Inc.                  1,167,060          23,681         35,413      54,491        1,280,645
Lexington Global Technology Fund, Inc. (a)                     1,091,031           5,813          1,292      34,703        1,132,839
Lexington Goldfund, Inc. (c)                                   8,489,594         728,388        825,149   1,632,376       11,675,507
Lexington International Fund, Inc.                             1,693,412           8,916          1,719      43,610        1,747,657
Lexington Silver Fund, Inc. (c)                                3,247,675         202,781        284,698     979,932        4,715,086
Lexington Small Cap Asia Growth Fund, Inc.                       763,483          24,027         17,420     159,780          964,710
Lexington Troika Dialog Russia Fund, Inc. (c)                  3,695,817         296,281        391,927     874,197        5,258,222
Lexington Worldwide Emerging Markets Fund, Inc. (c)            3,749,363         215,444        359,735   869,508          5,194,050

----------
(a) The Special Meeting of Shareholders for Lexington Global Technology Fund, Inc. was adjourned until July 31, 2000 to transact all business as set forth in the Proxy Statement.
(b) The Special Meeting of Shareholders for Lexington Troika Dialog Russia Fund, Inc. was adjourned until July 31, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.
(c) The Special Meeting of Shareholders for Lexington Goldfund, Inc., Lexington Silver Fund, Inc., Lexington Troika Dialog Russia Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. was adjourned until August 30, 2000 to permit the further solicitation of shareholders for their proxies relating to this proposal.

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the period ended October 31, 2000 were as follows:

Fund Name                                    Type               Per Share Amount
---------                                    ----               ----------------
International Value Fund(1)
 All Classes                                 STCG                   $ 0.1570
 All Classes                                 LTCG                   $ 0.5303
                                                                    --------
                                                                    $ 0.6873
                                                                    ========
International Value Fund(1)
 Class A                                      NII                   $ 0.1134
 Class B                                      NII                   $ 0.0291
 Class C                                      NII                   $ 0.0358

----------
(1) For the period ended October 31, 2000. NII -- Net investment income STCG -- Short-term capital gain LTCG -- Long-term capital gain

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

The foreign taxes paid or withheld per share, $5,170,145 and $1,886,233 in total and $0.04 and $0.16 per share for the International Value and Emerging Countries Funds, respectively, represents taxes incurred by the funds from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.


Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER
ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202



Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                              INTLANQ103100-122900